EXHIBIT 2.1

TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

BETWEEN

SPIRIT OF AMERICA INVESTMENT FUND, INC.

AND

THE HUNTINGTON NATIONAL BANK

Fund: Spirit of America Real Estate Income and Growth Fund

Spirit of America Large Cap Value Fund

Spirit of America Municipal Tax Free Bond Fund

Spirit of America Income Fund

Spirit of America Energy Fund

Spirit of America Utilities Fund

DATE:          May 15, 2024, as amended March 1, 2026

LIST OF AUTHORIZED REPRESENTATIVES

In accordance with section 2.l(b) of that certain revolving credit agreement dated May 15, 2014, between Spirit of America Investment Trust, Inc. (the “Borrower”) and The Huntington National Bank (the “Bank”), the Borrower hereby authorizes the Bank to act upon the telephonic and/or written instructions of the following authorized representatives of the Borrower:

Borrower:	David Lerner
Alan P. Chodosh

Investment Adviser:	Mark Reilly
Sean Mitchell
Brett Reilly
Douglas Revello

Custodian:	Any and all officers and employees of Argent Institutional Trust Company

Spirit of America Investment Trust, Inc., on behalf of those Funds listed on Exhibit 1.1

By:	/s/ David Lerner
Name:	David Lerner
Title:	President

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APPENDIX A

TO REVOLVING CREDIT AGREEMENT

BETWEEN

SPIRIT OF AMERICA INVESTMENT FUND, INC.

AND

THE HUNTINGTON NATIONAL BANK

PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT (“Agreement”), dated as of March 1, 2026, Spirit of America Investment Fund, Inc., a Maryland corporation (the “Borrower”), executing this Agreement on behalf of itself and on behalf of those investment series set forth on Exhibit 1.1 (the “Fund(s)” and each, a “Fund”), and THE HUNTINGTON NATIONAL BANK, a national banking association (“Bank”).

W I T N E S S E T H :

WHEREAS, the Borrower and Argent Institutional Trust Company (“Custodian”) have previously entered into a Custody Agreement dated March 1, 2026 (as said Custody Agreement may be amended, restated or otherwise modified from time to time, “the Custody Agreement”), pursuant to which Bank holds securities as custodian for the Borrower on behalf of the Funds, all as more fully set forth in the Custody Agreement; and

WHEREAS, the Borrower, on behalf of the Funds, is issuing to Bank a promissory note (as said Note may be amended, restated or otherwise modified from time to time, the “Note”) in connection with the execution on the date hereof by the Borrower on behalf of the Funds and Bank of that certain Revolving Credit Agreement (as said Loan Agreement may be amended, restated or otherwise modified from time to time, the “Loan Agreement”); and

WHEREAS, the Borrower, on behalf of the Funds, the Investment Adviser and the Bank may execute a Foreign Exchange Agreement(s) (“FX Agreement”) pursuant to which the Investment Adviser enters into foreign exchange transactions on behalf of a Fund for hedging and investment purposes and the Borrower, on behalf of the Funds, the Investment Adviser and the Bank may execute an ISDA Master Agreement (Multicurrency - Cross Border), as well as any related annexes, confirmations and other documentation (an “FX Options Agreement”, and together with the FX Agreement, the “FX Documentation”), pursuant to which the Investment Adviser may enter into foreign currency options transactions on behalf of a Fund; and;

WHEREAS, it is a condition to Bank executing the Loan Agreement, an FX Agreement and, if applicable, an FX Options Agreement that this Agreement be executed and delivered by the Borrower, pursuant to which the Borrower is, among other things, agreeing to pledge securities owned by the Borrower but held by a Fund to (i) secure borrowings incurred by the Borrower on behalf of the Fund under the Loan Agreement and as reflected on the Note and (ii) secure the settlement of foreign exchange transactions under the FX Documentation.

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NOW, THEREFORE, in consideration of the premises and to induce Bank to agree to execute the Loan Agreement and the FX Documentation, it is agreed as follows:

1.	Definitions.

Specific Definitions. The following definitions shall apply:

“Alternative Funding Date” shall have the meaning given it in the FX Agreement.

“Business Day” shall mean any day other than a Saturday, a Sunday, or other day on which Bank is authorized or required to be closed.

“Collateral” shall have the meaning set forth that term in Section 2.

“Costs” shall have the meaning set forth that term in Section 4.

“Default” means any event that, with the giving of notice or the passage of time, or both, would be an Event of Default.

“Event of Default” has the meaning set forth in Section 8.

“Governmental Authority” shall mean any foreign, federal, state, regional, local, municipal or other government, or any department, commission, board, bureau, agency, public authority or instrumentality thereof, or any court.

“Insolvency Event” means, with respect to a Person, any of the following: a court enters a decree or order for relief in respect to such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar law then in effect, or appoints a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of such Person or for any substantial part of its property, or orders the wind-up or liquidation of its affairs; or a petition initiating an involuntary case under any such bankruptcy, insolvency or similar law is filed against such Person; or such Person commences a voluntary case under any applicable bankruptcy, insolvency or other similar law in effect, or makes any general assignment for the benefit of creditors, or fails generally to pay its debts as such debts become due, or takes corporate action in furtherance of any of the foregoing.

“Investment Adviser”, has the meaning set forth in Exhibit 1.1

“Lien” means any security interest, mortgage, pledge, assignment, or voluntary or involuntary lien, charge or other encumbrance of any kind, including interests of vendors or lessors under conditional sale contracts or capital leases.

“Obligation(s)” (i) means all loans, advances, indebtedness and other obligations of the Borrower owed to Bank under the Loan Agreement, as the same may be amended from time to time hereafter, of every description whether now existing or hereafter arising and whether direct or indirect, primary or as guarantor or surety, absolute or contingent, liquidated or unliquidated, matured or unmatured, secured or unsecured, and all expenses and attorney’s fees incurred by Bank under this Agreement or any other document or instrument related thereto, and

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(ii) any amounts owed to the Bank in connection with any foreign exchange transaction or foreign currency options transaction entered into on behalf of a Fund and to pay any and all applicable fees under the FX Agreement, the FX Options Agreement or any Pledge Documents, and all Costs incurred by the Bank.

“OFAC” means The Office of Foreign Assets Control of the U.S. Department of the Treasury.

“Person” shall mean and include an individual, business trust, statutory trust, corporation, partnership, corporation, joint stock company, trust, unincorporated association, joint venture or other entity.

“Pledge Documents,” means this Agreement and the Control Agreement dated March 1, 2026, by and among the Borrower, on behalf of the Funds; the Custodian and the Bank, including any and all such documents as they may be amended, restated or otherwise modified from time to time.

“Requirements of Law” as to any Person shall mean the articles or certificate of incorporation and bylaws or other organizational or governing documents of such Person and any determination of an arbitrator or a court or other Governmental Authority, or law, treaty, rule or regulation or, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Sanctioned Entity” means (i) a country or a government of a country, (ii) an agency of the government of a country, (iii) an organization directly or indirectly controlled by a country or its government, (iv) a Person resident in or determined to be resident in a country, in each case, that is subject to a country Sanctions program administered and enforced by OFAC.

“Sanctioned Person” means a Person named on the list of Specially Designated Nationals maintained by OFAC.

“Securities” shall have the meaning set forth that term in Section 2.

“Settlement Date” has the meaning given it in the FX Documentation.

“Trade Date” has the meaning given it in the FX Documentation.

“Trust Custody Account,” means each account of the Borrower established with the Custodian on behalf of a Fund pursuant to the Custody Agreement.

2.            Pledge. To secure the payment and performance by the Borrower, on behalf of a Fund, of the Obligations under the Loan Agreement and the FX Documentation, the Borrower grants to the Bank and its successors and assigns, with full power and discretion as hereinafter provided, a continuing first priority lien and security interest in and right of setoff against all of the Borrower’s rights, title and interest, including without limitations the Borrower’s securities entitlement (as such term is defined in Article 8 of the Uniform Commercial Code as adopted by the State of Indiana (the “UCC”)), in and to the Securities (as defined below) now or at any time held or controlled by Custodian pursuant to the Custody Agreement or by any third party,

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whether or not acting on behalf of the Bank, together with all the Borrower’s rights, title and interest in and to all Securities and financial assets (as such term is defined in Article 8 of the UCC) therein and all principal, interest, distributions, dividends (whether cash or stock), income, earnings, cash and other rights at any time received or receivable or otherwise distributed in respect of or in exchange therefor, and all additions to, all replacements of, all substitutions for, and all proceeds of any or all of the foregoing (the “Collateral).

The Borrower acknowledges and agrees that so long as this Agreement is in effect, the Custodian is holding physical possession and/or control of the Securities for the purposes set forth in the Custody Agreement.

“Securities” shall include, without limitation, whether certificated or uncertificated, those common and preferred stocks, bonds, registered and unregistered investment company securities, call options, put options, debentures, notes, bank certificates of deposit, banker’s acceptances, mortgage backed securities, U.S. Treasury Securities, money market instruments or other obligations, repurchase agreements and the underlying collateral, certificates, receipts, warrants, securities entitlements, securities accounts or other investment property, instruments or documents, and all additions, all as owned by the Borrower on behalf of a Fund. Securities shall also include any rights or other interests therein to receive, purchase or subscribe for any of the foregoing and all investments and rights therein. The collateral value of the Securities shall be calculated in accordance with the procedures set forth in the Borrower’s current prospectus and Statement of Additional Information (“Securities Valuation.

3.            Authorization to File Financing Statements; Ratification. The Borrower hereby authorizes the Bank to file all financing statements. The Borrower will deliver to the Bank control agreements (substantially in the form attached here to as Annex 1, a “Control Agreement”) and other documents and take such other actions as may from time to time be requested by the Bank in order to maintain a first perfected security interest in and, if applicable, Control (as defined in the UCC) of the Collateral owned by the Borrower on behalf of a Fund. Any financing statement filed by the Bank may be filed in any filing office in any UCC jurisdiction and may indicate the Borrower’s Collateral (i) as all assets of the Borrower or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC or such jurisdiction, or (ii) by any other description which reasonably approximates the description contained in this Agreement.

4.            Fees and Costs. The Borrower shall reimburse the Bank for all fees, costs and expenses including, without limitation, reasonable attorney’s fees, other professional fees, appraisal fee, court costs, litigation and other expenses (collectively, “Costs”) incurred in connection with the enforcement of the Pledge Documents without any limitation. Costs shall be due and payable upon demand by the Bank. If the Borrower fails to pay Costs upon such demand, the Bank is entitled to disburse such Costs as Obligations. Thereafter, the Costs shall bear interest from the date incurred or disbursed at the highest rate set forth in the Loan Agreement. This provision shall survive the termination of this Agreement.

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5.            Representations and Warranties. The Borrower represents and warrants to the Bank that:

(a)       As of the date of each Loan (as defined in the Loan Agreement) and each transaction under the FX Documentation, the Borrower will be the sole beneficial owner of the Securities free and clear of any security interest, pledge, or other lien or encumbrance (collectively, “Lien”) thereon or affecting the title thereto, except for Liens in favor of the Bank and the Custodian and Liens of governmental entities which secure amounts not at the time due and payable and which are imposed by law without the consent of the Borrower;

(b)       The Borrower has the right and requisite authority to pledge, mortgage, assign, transfer, deliver, deposit, set over, grant a security interest in and confirm the Securities to the Bank and/or the Custodian, as applicable, as provided herein;

(c)       The Borrower has obtained all permits, consents, approvals, authorizations or other orders of any Person, corporation, partnership, trust, governmental entity, or other entity required for the execution and delivery of this Agreement or the delivery of the Securities to the Custodian; and

(d)       The Borrower has good and marketable title to the Securities, and the Liens granted to the Bank pursuant to this Agreement are fully perfected first priority Liens in and to the Securities assuming that the Custodian has physical possession and/or control of the Securities as set forth in Section 2, Control Agreements remain in effect with respect to the Securities providing control of the Securities to the Bank, and that Bank makes and continues such UCC -1 financing statement filings as are necessary to perfect Bank’s security interest in the Securities.

The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement and shall be deemed to have been made anew upon the making of each Loan pursuant to the Loan Agreement.

6.            Covenants. The Borrower covenants and agrees that until payment in full of all the Obligations:

(a)          Without the prior written consent of the Bank, it will not mortgage, pledge or otherwise encumber any of the Borrower’s rights in or to the Securities or any unpaid dividends or other distributions or payments with respect thereto, or grant a Lien in any of the above; and

(b)          The Borrower, at the Borrower’s expense, will obtain, execute, acknowledge and deliver all such instruments and take all such action necessary (or as the Bank from time to time may request) in order to ensure the Bank shall have and retain the benefits of the first priority Lien in the Securities intended to be created by this Agreement, including without limitation the delivery of all notices and the procurement of all acknowledgments and Control Agreements as may be required by Article 8 and/or Article 9 of the Uniform Commercial Code, as adopted by the applicable jurisdiction and as amended from time to time.

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(c)          The Borrower will not cause or permit any Fund to create, incur, assume or permit to continue in existence any Lien on Collateral now owned or hereafter acquired by the Borrower, except for Liens to the Bank under this Agreement in favor of the Custodian.

7.	Rights with Respect to Securities.

(a)       Except as provided in this Agreement, the Borrower shall have the rights provided to it in the Custody Agreement or any Control Agreement. The Borrower shall have the right, from time to time, to vote and give consents with respect to the Securities for all purposes not inconsistent with the provisions of this Agreement, the Custody Agreement or any Control Agreement. Notwithstanding anything else set forth in this Agreement, in the event of a conflict between this Agreement, the Custody Agreement and the Control Agreement, the provisions of this Agreement and the Control Agreement shall control and in the event of a conflict between this Agreement and the Control Agreement, the Control Agreement shall control.

(b)       The Bank (itself or through an agent) is hereby authorized and empowered at its election, subject to the terms of the Control Agreements, to transfer and register in its name or in the name of its nominee the whole or any part of the Securities to collect and receive all cash dividends and other distributions made thereon, to sell in one or more sales, but without any previous notice or advertisement, the whole or any part of the Securities and to otherwise act with respect to the Securities as though the Bank was the outright owner thereof. Except as provided in the Authorization Letter (as defined in the Loan Agreement), the Bank hereby agrees that it shall not exercise any of the powers granted in this Section 7(b) unless an Event of Default (as defined in Section 8) has occurred.

(c)       All dividends and other distributions in respect of any of the Securities, whenever paid or made, shall be delivered to the Bank as contemplated by the Custody Agreement and held by the Bank subject to the Lien created by this Agreement.

8.            Events of Default. The following shall each constitute an “Event of Default” under this Agreement:

(a)       The occurrence of an Event of Default under the terms of the Loan Agreement, the Note or the FX Documentation;

(b)       Failure by the Borrower to observe and perform any covenant, condition, or agreement on the Borrower’s part to be observed or performed under this Agreement;

(c)       Failure of any representation or warranty of the Borrower contained in this Agreement to be true when given;

(d)       An Insolvency Event occurs with respect to the Borrower;

(e)       Any of the following occurs: there is a material impairment of the value or priority of the Bank’s Lien in the Collateral; a notice of lien, levy or assessment is filed against the Borrower or an asset of the Borrower by any government authority; or a judgment or

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other claim becomes a Lien on any Collateral; or any asset of the Borrower is seized, attached, or otherwise levied upon by a judicial officer;

(f)       Any event occurs which might, in the Bank’s reasonable opinion, have a material adverse effect on the Collateral pledged to the Bank under this Agreement or on the Borrower’s financial condition, operations or prospects or the ability of the Borrower to perform its obligations under this Agreement or any other Pledge Document; or

(g)       The Custody Agreement is terminated except upon the simultaneous execution by the Bank, the Custodian, and the Borrower of a substantially identical custody agreement in replacement thereof, in form and substance satisfactory to the Bank.

9.	Remedies.

(a)       If an Event of Default shall occur and be continuing, then or at any time thereafter, and in addition to the rights and remedies of Bank pursuant to the terms and provisions of the Loan Agreement and the Note, the Bank (itself or through an agent) is hereby authorized and empowered at its election, to sell in one or more public or private sales after seven days’ notice (which notice the Borrower agrees is commercially reasonable) but without any previous notice or advertisement, the whole or any part of the Securities. Any sale may be either for cash or upon credit or for future delivery, and the Bank may be the purchaser of the whole or any part of the Securities so sold and hold the same thereafter in its own right free from any claim of the Borrower or any right of redemption. The Bank reserves the right to reject any and all bids at such sale which, in its sole discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by any officer or agent of the Bank.

(b)       If, at the original time or times appointed for the sale of the whole or any part of the Securities, the then current market price is inadequate to discharge in full all the Obligations, or if the Securities be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to the Bank, in its discretion, the unlikelihood of the proceeds of the sales of all of the Securities being sufficient to discharge all the Obligations, the Bank may, on one or more occasions, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be after seven days’ notice to the Borrower.

(c)       In the event of any sale(s) hereunder the Bank shall, after deducting all costs or expenses of every kind (including, to the full extent permitted by law, attorney’s fees and disbursements) for care, safekeeping, collection, sale, delivery or otherwise, apply the residue of the proceeds of the sale(s) to the payment or reduction, either in whole or in part, of the Obligations returning the surplus, if any, to the Borrower.

(d)       If, at any time when the Bank shall determine to exercise its right to sell the whole or any part of the Securities hereunder, such Securities or the part thereof to be sold

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shall not be effectively registered, for any reason whatsoever, under the Securities Act of 1933, as then in effect (or any similar statute then in effect) (the “Securities Act”), the Bank may, in its discretion (subject only to applicable Requirements of Law), sell such Securities or part thereof by private sale in such manner and under such circumstances as the Bank may deem necessary or advisable, but subject to the other requirements of this Section 9, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event the Bank in its discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Securities or part thereof could be or shall have been filed under said Securities Act (or similar statute), (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Securities or part thereof. In addition to a private sale as provided above in this Section 9, if any of the Securities shall not be freely distributable to the public without registration under the Securities Act (or similar statute) at the time of any proposed sale pursuant to this Section 9, then the Bank shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable Requirements of Law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions (i) as to the financial sophistication and ability of any Person permitted to bid or purchase at sale, (ii) as to the content of legends to be placed upon any certificates representing the Securities sold in such sale, including restrictions on future transfer thereof, (iii) as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person’s access to financial information about the Borrower and such Person’s intentions as to the holding of the Securities so sold for investment, for its own account, and not with a view to the distribution thereof, and (iv) as to such other matters as the Bank may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with laws affecting the enforcement of creditors’ rights and the Securities Act and all applicable state or other Jurisdictions’ securities laws.

(e)       The Borrower acknowledges that any sale under the circumstances described in this Section 9 shall be deemed to have been held in a manner which is commercially reasonable. In the event of any such sale under the circumstances described in this Section 9, the Bank shall incur no responsibility or liability for selling all or any part of the Securities at a price which the Bank may deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sales were deferred until after registration as aforesaid.

(f)       The Borrower agrees that it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Securities or the possession thereof by any purchaser at any sale hereunder, and the Borrower waives the benefit of all such laws to the extent it lawfully may do so. The Borrower agrees that it will not interfere with any right, power and remedy of the Bank provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Bank of any one or more of such rights, powers or remedies. No failure or delay on the part of the Bank to exercise any such right, power or remedy and no notice or demand which may be given to or made upon the

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Borrower by the Bank with respect to any such remedies shall operate as a waiver hereof, or limit or impair the Bank’s right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against the Borrower in any respect.

(g)       The Bank acknowledges and agrees that the exercise of remedies set forth in this Section 9 is subject to compliance with the terms of the Control Agreements.

10.	Waiver.

(a)       The Borrower waives any right to require Bank to: (i) proceed against or exhaust any security held for the Obligations, or (ii) pursue any other remedy in Bank’s power whatsoever. The Borrower hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Obligations, and promptness in commencing suit against any party thereto or liable thereon, and in giving notice to or of making any claim or demand hereunder upon the Borrower.

(b)       No delay on the Bank’s part in exercising any power of sale, lien, option or other right hereunder, and no notice or demand which may be given to or made upon the Borrower by the Bank with respect to any power of sale, lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair the Bank’s right to take any action or to exercise any power of sale, lien, option, or any other right hereunder, without notice or demand, or prejudice the Bank’s rights as against the Borrower in any respect. No act or omission of any kind on Bank’s part shall in any event affect or impair this Agreement.

11.          Indemnification. The Borrower agrees to indemnify and hold the Bank harmless from and against any taxes, liabilities, claims and damages, including reasonable attorney’s fees and disbursements, and other expenses incurred or arising by reason of the taking or the failure to take action by the Bank, in good faith, under this Agreement and in respect of any transactions effected in connection with this Agreement, including, without limitation, any taxes payable in connection with the delivery or registration of any of the Securities as provided herein. The obligations of the Borrower under this Section shall survive the termination of this Agreement.

12.	Miscellaneous.

(a)       The Borrower agrees to promptly reimburse Bank for actual out-of-pocket expenses, including, without limitation, reasonable counsel fees, incurred by the Bank in connection with the administration and enforcement of this Agreement and/or the Note and/or the Loan Agreement; provided, however, that this Section 12(a) shall not be construed as granting the Bank a security interest in any Securities for the purpose of paying such counsel fees.

(b)       This Agreement shall be binding upon the Borrower and the Borrower’s assigns, and shall inure to the benefit of, and be enforceable by, the Bank and its successors, transferees and assigns. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except in writing duly signed for and on behalf of the Bank and the Borrower.

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13.       Notices. Any notices under or pursuant to this Agreement shall be deemed duly sent when delivered by hand or when mailed by registered or certified mail, return receipt requested, or when sent by facsimile transmission, addressed as follows:

(a)	If to Bank, at

The Huntington National Bank

45 North Pennsylvania Street

INHP22

Indianapolis, IN 46204

Attention: Michael Felix

Tel: 317-687-2440

Email: Michael.Felix@Huntington.com

(b)	If to the Trust:

Spirit of America Investment Fund, Inc.

477 Jericho Turnpike

PO Box 9006

Syosset, NY 11791

Attention: Alan P. Chodosh

Tel: 516-390-5525

Email: apchodosh@davidlerner.com

with a copy to:

Thomas Westle, Esq.

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

Either party may change such address by sending notice of the change to the other party.

14.       Counterparts. This Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.

15.       Governing Law; Jurisdiction. All acts and transactions hereunder and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Ohio. The Borrower agrees that the state and federal courts in Franklin County, Ohio or any other court in which Bank initiates proceedings have exclusive jurisdiction over all matters arising out of this Agreement, and that service of process in any such proceeding shall be effective if mailed to the Borrower at its address described in the Notices section of this Agreement. BANK AND THE BORROWER HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY AGAINST ANY OTHER ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SIGNATURES ON FOLLOWING PAGE

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IN WITNESS WHEREOF, the parties hereto have caused this Pledge and Security Agreement to be duly executed as of the date first above written.

Spirit of America Investment Fund, Inc.
on behalf and for the benefit of the Funds,
“Borrower”

By:	/s/ David Lerner

Name:	David Lerner
Title:	President

THE HUNTINGTON NATIONAL BANK,
“Bank”

By:

Name:	Michael Felix
Title:	Senior Vice President

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EXHIBIT 1.1
TO PLEDGE AND SECURITY AGREEMENT
BETWEEN
SPIRIT OF AMERICA INVESTMENT FUND, INC.
AND
THE HUNTINGTON NATIONAL BANK

PARTICIPATING FUNDS

Fund	Investment Adviser	Date Added
Spirit of America Real Estate Income and Growth Fund	Spirit of America Management Corp.	May 28, 2013
Spirit of America Large Cap Value Fund	Spirit of America Management Corp.	May 28, 2013
Spirit of America Municipal Tax Free Bond Fund	Spirit of America Management Corp.	May 28, 2013
Spirit of America Income Fund	Spirit of America Management Corp.	May 28, 2013
Spirit of America Energy Fund	Spirit of America Management Corp.	July 14, 2014
Spirit of America Utilities Fund	Spirit of America Management Corp	January 30, 2023

SPIRIT OF AMERICA INVESTMENT TRUST, INC.
on behalf of the Funds
“Borrower”

By:	/s/ David Lerner

Name:	David Lerner
Title:	President

THE HUNTINGTON NATIONAL BANK,
“Bank”

By:

Name:	Michael Felix
Title:	Senior Vice President

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ANNEX 1
TO PLEDGE AND SECURITY AGREEMENT
BETWEEN
SPIRIT OF AMERICA INVESTMENT FUND, INC.
AND
THE HUNTINGTON NATIONAL BANK

CONTROL AGREEMENT

This Control Agreement (this “Agreement”), dated March 1, 2026, is by and among SPIRIT OF AMERICA INVESTMENT FUND, INC., a Maryland corporation (the “Borrower”) executing this Agreement on behalf of itself and on behalf of those investment series set forth in Exhibit A (the “Funds” and each, a “Fund”), THE HUNTINGTON NATIONAL BANK, a national bank (“Bank”), and ARGENT INSTITUTIONAL TRUST COMPANY, (the “Custodian”).

WHEREAS, the Borrower and the Custodian are parties to a certain Custody Agreement(s) whereunder Custodian holds custody of various assets of Borrower, which include the Collateral Account(s), as defined and listed below; and

WHEREAS, the Borrower and Bank have entered into the Pledge Agreement dated as of March 1, 2026; and

WHEREAS, Bank, the Borrower and the Custodian are entering into this Agreement to provide for Bank’s control of the Collateral Account(s) and the financial assets and other property held in the Collateral Account(s).

NOW THEREFORE, for valuable consideration, the parties hereto agree as follows:

1.	Establishment of Collateral Account(s). The Custodian hereby confirms and agrees that:

1.1         Custodian has established the following account(s) (the “Collateral Account(s)”), in the name of the Borrower.

Fund	Collateral Account Numbers
Spirit of America Real Estate Income and Growth Fund	15040000357
Spirit of America Large Cap Value Fund	15040000367
Spirit of America Municipal Tax Free Bond Fund	15040000337
Spirit of America Income Fund	15040000347
Spirit of America Energy Fund	15040000664
Spirit of America Utilities Fund	15040003113

1.2          The Custodian is, and at all times hereafter will be, acting in the capacity of “Securities Intermediary” (as such term is defined in Article 8 of the Uniform Commercial

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Code as adopted by the State of Ohio (the “UCC”)) in respect of all Securities or other property credited to the Collateral Account(s).

1.3         All securities or other property underlying any financial assets credited to the Collateral Account(s) shall be registered in the name of the Custodian or its nominee, indorsed to the Custodian or in blank and in no case, will any financial asset credited to a Collateral Account be registered in the name of the Borrower, payable to the order of the Borrower or specially indorsed to the Borrower except to the extent the foregoing have been specially indorsed to the Custodian or in blank.

2.	Collateral Account Control.

2.1         Bank Security Interest. The Borrower has granted Bank a security interest in the Collateral and Collateral Account(s).

2.2         Control. Custodian will comply with the entitlement order(s) (as defined in the UCC) or other instruction(s) received from the Borrower until Custodian receives a written notice from Bank instructing Custodian that Bank is exercising its right to exclusive control over the Collateral Account(s). Such notice, which shall be substantially in the form attached hereto as Exhibit B, is referred to herein as a “Notice of Exclusive Control”. After Custodian receives a Notice of Exclusive Control and Custodian has a reasonable time to act thereon, Custodian shall thereafter comply only with the entitlement order(s) (as defined in the UCC) or other instruction(s) received from Bank with respect to the Collateral and the Collateral Account(s) without further consent of Borrower or any other Person. If the Custodian receives conflicting entitlement orders or instructions from the Borrower and the Bank, the Custodian shall follow the instructions or entitlement orders originated by the Bank.

3.	Limited Responsibility of Custodian.

3.1         The Custodian shall have no responsibility or liability to Bank for complying with entitlement orders or other instructions originated by the Borrower concerning the Collateral Account(s) or any Collateral, prior to Custodian receiving a Notice of Exclusive Control and Custodian having had a reasonable time to act thereon.

3.2         The Custodian shall have no responsibility or liability to the Borrower, for complying with a Notice of Exclusive Control or complying with entitlement orders or other instructions originated by Bank concerning the Collateral Accounts or any Collateral. The Custodian shall have no duty to investigate or make any determination as to whether any entitlement order or Notice of Exclusive Control is appropriate whether or not the Borrower may allege that such entitlement order or Notice of Control is inappropriate. Upon Bank issuing a Notice of Exclusive Control, the Borrower agrees not to issue any request or instructions to Custodian to make trades of securities held in the Collateral Account(s) or to transfer or withdraw any financial assets, cash or other property from the Collateral Account(s) without the prior written consent of Bank.

3.3         Notwithstanding any provision contained herein or in any other document or instrument to the contrary, Custodian shall not be liable for any action taken or omitted to be taken at the instruction of Bank or the Borrower, as applicable, or any action taken or omitted to

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be taken under or in connection with this Agreement, except for Custodian’s own gross negligence or willful misconduct in carrying out such instructions.

4.             Distributions; Tax Reporting. Custodian or its agent shall credit to the Borrower’s custodial account(s) all interest, dividends and other income received by Custodian on the Collateral, unless Custodian has received a Notice of Exclusive Control and has had a reasonable time to act thereon. All items of income, gain, expense and loss recognized in the Collateral Account(s) shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of Borrower.

5.	Duties and Services of Custodian.

5.1         The Custodian shall have no duties, obligations, responsibilities or liabilities with respect to the Collateral or the Collateral Account(s) except as and to the extent expressly set forth in this Agreement (and as between the Borrower and Custodian the Custody Agreement), and no implied duties of any kind shall be read into this Agreement against Custodian including, without limitation, the duty to preserve, exercise or enforce rights in the Collateral and Collateral Account(s).

5.2         Instructions under this Agreement from the Borrower’s authorized representative given in accordance with the terms of the Custody Agreement shall also constitute proper instructions under the Custody Agreement.

5.3         Bank agrees to provide to Custodian, on Exhibit C attached hereto, the names and signatures of authorized parties who may give written notices, instructions or entitlement orders concerning the Collateral Account(s).

5.4         Notwithstanding anything to the contrary in this Agreement, Bank and the Borrower hereby further acknowledge and agree that any Collateral issued outside the United States (“Foreign Security System Assets”) which may be held by Custodian, a sub-custodian within Custodian’s network of sub-custodians (each a “Sub-Custodian”) or a depository or book-entry system for the central handling of securities and other financial assets in which Custodian or the Sub-Custodian are participants may not permit the Borrower to have a security entitlement under the UCC with respect to such Foreign Security System Assets (and such property shall be deemed for purposes of this Agreement not to be a financial asset held within the Collateral Account(s)). The parties hereby further acknowledge that Custodian gives no assurance that a security entitlement is created under the UCC with respect to any assets held in Euroclear or Clearstream Banking or their successors.

6.	Indemnification of the Custodian.

6.1         The Borrower and Bank hereby agree that Custodian is released from any and all liabilities to the Borrower and Bank arising from the terms of this Agreement and the compliance of Custodian with the terms hereof, except to the extent that such liabilities arise directly from Custodian’s gross negligence or willful misconduct. In no event shall Custodian be liable under this Agreement to the Borrower or Bank or any Person claiming by through or under the Borrower or Bank for consequential or special damages, even if Custodian has been advised

4

of the possibility or likelihood of such damages. This provision shall survive the termination of this Agreement.

6.2         As between the Borrower and Custodian, Custodian shall be and remains entitled to all of the rights, indemnities, powers, and protections in its favor under the Custody Agreement, which shall apply fully to Custodian’s actions and omissions hereunder. This provision shall survive the termination of this Agreement. In addition to such the rights, indemnities, powers, and protections set forth in the Custody Agreement, Borrower hereby agrees to hold harmless, indemnify, and defend Custodian, and its affiliates, successors, assigns, officers, directors, employees, and agents, against all losses, liabilities, claims, litigation, demands, suits, costs (including reasonable attorneys’ fees), disbursements, or expenses incurred as a result of the assertion of any claim by any Person or entity arising out of or otherwise arising from or in connection with or related to this Agreement, including any that may be incurred in performing its duties or responsibilities pursuant to the terms of this Agreement, except to the extent the losses, liabilities, claims, litigation, demands, suits, costs, disbursements, or expenses are a direct result of Custodian’s gross negligence or willful misconduct.

6.3         As between Custodian and Bank, Bank will hold harmless, indemnify, and defend Custodian, and its affiliates, successors, assigns, officers, directors, employees, and agents, against all losses, liabilities, claims, litigation, demands, suits, costs, disbursements, or expenses arising out of entitlement orders and any other instructions given by Bank to Custodian under this Agreement or actions taken by Custodian in compliance with entitlement orders originated by Bank, or otherwise following instructions of Bank hereunder, including reasonable attorneys’ fees and disbursements, except to the extent the losses, liabilities, claims, litigation, demands, suits, costs, disbursements, or expenses are a direct result of Custodian’s gross negligence or willful misconduct. This provision shall survive the termination of this Agreement.

7.             Custodian Representations. The Custodian agrees and confirms, as of the date hereof, and at all times until the termination of this Agreement that it has not entered into, and until the termination of this Agreement will not enter into, any agreement (other than the Custody Agreement and any sub-custodian agreements in connection therewith) with any other Person or entity relating to the Collateral or the Collateral Account(s) under which it has agreed to comply with entitlement orders (as defined in Section 8-102 of the UCC) of such other Person or entity.

8.             Access To Reports. The Custodian will provide access to Bank to view statements of the holdings report of the Collateral Account(s) which is updated on daily basis; provided, however, that Custodian’s failure to provide access to Bank to shall not give rise to any liability hereunder.

9.             Fees and Expenses of Custodian. In addition to the terms of the Custody Agreement, the Borrower hereby agrees to pay and reimburse Custodian for any advances, costs, expenses (including, without limitation, reasonable attorney’s fees and costs) and disbursements that may be paid or incurred by Custodian in connection with this Agreement or the arrangement contemplated hereby, including any that may be incurred in performing its duties or responsibilities pursuant to the terms of this Agreement. This provision shall survive the termination of this Agreement.

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10.           Liens; Advances; Right of Offset. Any fees, expenses or other amounts that may be owing to Custodian from time to time pursuant to the terms hereof or of the Custody Agreement shall be secured by any lien, encumbrance and other rights that Custodian may have under the Custody Agreement or applicable law; and Custodian shall be entitled to exercise such rights and interests against the Collateral and Collateral Account(s) in accordance with the terms of the Custody Agreement. Without limiting the generality of the foregoing, Bank furthermore agrees that (a) if Custodian, at its option without any liability or obligation to do so, advances cash or investments to the Collateral Account(s) for any purpose (including but not limited to securities settlements, foreign exchange contracts, assumed settlement or account overdraft) for the benefit of the Borrower, any property at any time held pursuant to this Agreement shall be security therefor and, should Borrower fail to repay Custodian promptly, Custodian shall be entitled to utilize available cash and/or to liquidate assets in the Collateral Account(s) to the extent necessary to obtain reimbursement; and (b) Custodian shall be entitled to utilize available cash and/or to liquidate assets in the Collateral Account(s) for the payment of fees, cost and expenses owing to Custodian with respect to the Collateral Account(s), and all costs and expenses that may be paid or incurred by Custodian in connection with this Agreement, including, without limitation, any that may be incurred in performing Custodian’s duties under this Agreement pertaining to instructions or entitlement orders or a Notice of Exclusive Control issued by Bank.

11.           Notices. Any notice, instruction or other instrument required to be given hereunder requests and demands to or upon the respective parties hereto shall be in writing and may be sent by hand, or by facsimile transmission, or delivery by any recognized delivery service, prepaid or, by certified or registered mail, postage prepaid, and addressed as follows, or to such other address as any party may hereafter notify the other respective parties hereto in writing; provided, however, that any notice to the Custodian shall not be deemed to be given until received by it:

(a)	If to Custodian, then:

Argent Institutional Trust Company

5901 Peachtree Dunwoody Road

Suite C495

Atlanta, GA 30328

Attention: Legal Department

(b)	If to Bank, then:

The Huntington National Bank

45 North Pennsylvania Street

INHP22

Indianapolis, IN 46204

Attn: Michael Felix

Tel: 317-687-2440

Email: Michael.Felix@Huntington.com

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(c)	If to Borrower, then:

Spirit of America Investment Fund, Inc.

477 Jericho Turnpike

PO Box 9006

Syosset, NY 11791

Attention: Alan P. Chodosh

Tel: 516-390-5525

Email: apchodosh@davidlerner.com

with a copy to:

Thomas Westle, Esq.

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

12.           Amendment. No amendment or modification of this Agreement will be effective unless it is in writing and signed by each of the parties hereto. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but such counterparts together shall constitute one and the same instrument.

13.           Termination. This Agreement shall continue in effect until Bank has notified Custodian in writing that this Agreement or its interest in the Collateral Account(s) is terminated. Upon receipt of such notice, Bank shall have no further right to originate instructions with respect to the Collateral or Collateral Account(s) and any previous Notice of Exclusive Control delivered by the Bank shall be deemed to be of no further force and effect.

14.           Severability. In the event any provision of this Agreement is held illegal, void or unenforceable, the remainder of this Agreement shall remain in effect.

15.           Successors; Assignment. This Agreement shall be binding upon the parties hereto and their respective successors and assigns. No party may assign or transfer any of its rights or obligations hereunder without the prior written consent of the other parties hereto.

16.           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without giving effect to the conflict of law provisions thereof and the jurisdiction of Custodian for purposes of this Agreement shall be the State of Ohio. The Borrower and Bank agree that the state and federal courts in Franklin County, Ohio or any other court in which Custodian initiates proceedings have exclusive jurisdiction over all matters arising out of this Agreement, and that service of process in any such proceeding shall be effective if mailed to the Borrower or Bank at its addresses described in the Notices section of this Agreement. EACH OF THE PARTIES HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY OTHER PARTY ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

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17.           Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but such counterparts together shall constitute one and the same instrument.

18.           Headings. Any headings appearing on this Agreement are for convenience only and shall not affect the interpretation of any of the terms of this Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Agreement under their respective seals as of the date first written above.

ARGENT INSTITUTIONAL TRUST COMPANY, as Custodian

By:
Name:	Luke McCabe
Title:	Managing Director
Its duly authorized officer

THE HUNTINGTON NATIONAL BANK, as Bank

By:
Name:	Michael Felix
Title:	Senior Vice President
Its duly authorized officer

SPIRIT OF AMERICA INVESTMENT FUND, INC., on behalf of the Funds, as Borrower

By:	/s/ David Lerner
Name:	David Lerner
Title:	President
Its duly authorized officer

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Exhibit A

To the

Control Agreement

Participating Funds

Spirit of America Real Estate Income and Growth Fund
Spirit of America Large Cap Value Fund
Spirit of America Municipal Tax Free Bond Fund
Spirit of America Income Fund
Spirit of America Energy Fund
Spirit of America Utilities Fund

9

EXHIBIT 3.1
TO REVOLVING CREDIT AGREEMENT
BETWEEN
SPIRIT OF AMERICA INVESTMENT FUND, INC.
AND
THE HUNTINGTON NATIONAL BANK

FORM OF CERTIFICATE OF BORROWER

Spirit of America Investment Fund, Inc.

CERTIFICATE OF BORROWER

re· Spirit of America Real Estate Income and Growth Fund
Spirit of America Large Cap Value Fund
Spirit of America Municipal Tax Free Bond Fund
Spirit of America Income Fund
Spirit of America Energy Fund
Spirit of America Utilities Fund

The undersigned does hereby certify that he is the duly elected, qualified and acting President of Spirit of America Investment Trust, Inc. a Maryland corporation (the “Borrower”), and the undersigned does hereby further certify as follows:

1.	Attached hereto, marked Attachment A, is a true and correct copy of the current Articles of Incorporation, as in effect on the date hereof certified by the Secretary of the State of Maryland.

2.	Attached hereto, marked Attachment B, is a true and correct copy of the Bylaws of the Borrower, as in effect on the date hereof.

3.	The following persons are the duly elected officers of the Borrower, holding the office set forth opposite their respective names. Each officer who has executed or will execute any documents in connection with this loan transaction has set forth his or her true and customary signature opposite his name:

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Name	Title	Signature

David Lerner	President	/s/ David Lerner

Alan Chodosh	Secretary	/s/ Alan P. Chodosh

4.	Each officer whose personal signature appears above has been duly authorized by resolution of the Board of Trustees of the Borrower to execute any and all instruments or documents which he may deem necessary or appropriate in connection with this loan transaction.

5.	Attached hereto, marked Attachment C, is a copy of the resolution authorizing the execution and delivery of any documents in connection with this loan transaction.

6.	The Borrower is in good standing in the state of its formation. Attached hereto, marked Attachment D, is a certificate of good standing issued within the past thirty (30) days by the Secretary of State of Mayland.

7.	Attached hereto, marked Attachment E, is a certificate executed in the name of the Borrower by an officer of the Borrower certifying that the representations and warranties contained in Section 3 of the Second Amended and Restated Revolving Credit Agreement are true and correct in all material respects as of the date hereof and shall remain true and correct for as long as the Second Amended and Restated Revolving Credit Agreement remains in effect.

IN WITNESS WHEREOF, the undersigned hereby certifies the above to be true and has executed this certificate this 1st day of March 2026.

/s/ David Lerner
David Lerner, President

The undersigned does hereby certify that he is the Secretary of the Borrower and does further certify that the signatory above is the President of the Borrower, and that his signature set forth above is her true and customary signature .

/s/ Alan P. Chodosh
Alan Chodosh, Secretary

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/s/ Joseph M. O’Donnell

* By Joseph M. O’Donnell, as

Attorney-in-Fact and Agent

pursuant to Power of Attorney

The Spirit of America Investment Fund, Inc.

Index to Exhibits to Form N-1A

Exhibit		Page

(1)	Articles of Incorporation	1

(2)	By-Laws	6

ARTICLES OF INCORPORATION

OF

SPIRIT OF AMERICA INVESTMENT FUND, INC.

FIRST:              (1)       The name of the incorporator is Lee A Pickard.

(2)       The incorporator’s post office address is Pickard and Djinis, 1990 M Street, Suite 660, Washington, DC 20036.

(3)       The incorporator is over eighteen years of age.

(4)       The incorporator is forming the corporation named in these Articles of Incorporation under the general laws of the State of Maryland.

SECOND:         The name of the corporation (hereinafter called the Corporation) is Spirit of America Investment Fund, Inc.

THIRD:              (1)       The purposes for which the Corporation is formed is to conduct, operate and carry on the business of an investment company.

(2)       The Corporation may engage in any other business and shall have all powers conferred upon or permitted to corporations by the Maryland General Corporation Law.

FOURTH: The post office address of the principal office of the Corporation within the State of Maryland is 32 South Street, Baltimore, Maryland 21202 in care of The Corporation Trust Incorporated. The resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated.

FIFTH:              (1)       The total number of shares of capital stock which the Corporation shall have authority to issue is one billion (1,000,000,000), all of which shall be Common Stock having a par value of one -tenth of one cent ($.001) per share and an aggregate par value of one million dollars ($1,000,000).

(2)       On each matter submitted to a vote of the stockholders, each holder of stock shall be entitled to one vote for each share standing in his or her name on the books of the Corporation.

(3)       (a)     Each holder of stock may require the Corporation to redeem all of any part of the stock owned by that holder, upon request to the Corporation or its designated agent, at the net asset value of the shares of stock next determined following receipt of the request in a form approved by the Corporation and accompanied by surrender of the certificate or certificates for the shares, if any, less the amount of any applicable redemption charge or deferred sales charge or other amount imposed by the Board of Directors (to the extend consistent with applicable law). The Board of Directors may establish procedures for redemption of stock.

    (b)     the proceeds of the redemption of a share (including a fractional share) of any class of capital stock of the Corporation shall be reduced by the amount of any contingent deferred sales charge, redemption fee or other amount payable on such redemption pursuant to the terms of issuance of such share.

    (c)     (i)     The term “Minimum Amount” when used herein shall mean two hundred dollars ($200) unless otherwise fixed by the Board of Directors from time to time, provided that the Minimum Amount may not in any event exceed twenty-five thousand dollars ($25,000). The Board of Directors may establish differing Minimum Amounts for categories of holders of stock based on such criteria as the Board of Directors may deem appropriate.

    (ii)     If the net asset value of the shares of stock held by a stockholder shall be less than the Minimum Amount then in effect with respect to the category of holders in which the stockholder is included, the Corporation may redeem all of those shares, upon notice given to the holder in accordance with paragraph (iii) of this subsection (c), to the extent that the Corporation may lawfully effect such redemption under the laws of the State of Maryland.

       (iii)     The notice referred to in paragraph (ii) of this subsection (c) shall be in writing personally delivered or deposited in the mail, at least thirty days (or such other number of days as may be specified from time to time by the Board of Directors) prior to such redemption. If mailed, the notice shall be addressed to the stockholder at his post office address as shown on the books of the Corporation, and sent by first class mail, postage prepaid. The price for shares acquired by the Corporation pursuant to this subsection (c) shall be an amount equal to the net asset value of such shares.

    (d)     Payment by the Corporation for shares of stock of the Corporation surrendered to it for redemption shall be made by the Corporation within seven days of such surrender out of the funds legally available therefor, provided that the Corporation may suspend the right of the stockholders to redeem shares of stock and may postpone the right of these holders to receive payment for any shares when permitted or required to do so by applicable statutes or regulations. Payment of the aggregate price of shares surrendered for redemption may be made in cash or,, at the option of the Corporation, wholly or partly in such portfolio securities of the Corporation as the Corporation shall select.

(4)       The Corporation may issue shares of stock in fractional denominations to the same extent as its whole shares, and shares in fractional denominations shall be shares of stock having proportionately to the respective fractions represented thereby all the rights of whole shares, including without limitation, the right to vote, the right to receive dividends and distributions, and the right to participate upon liquidation of the Corporation, but excluding the right to receive a stock certificate representing fractional shares.

(5)       No stockholder shall be entitled to any preemptive right other than as the Board of Directors may establish.

SIXTH:               The number of directors of the Corporation shall be one. The number of directors of the Corporation may be changed pursuant to the By-Laws of the Corporation. The name of the person who shall act as director of the Corporation until the first annual meeting or until his successor is chosen and qualified is David Lerner.

SEVENTH:        The following provisions are inserted for the purpose of defining, limiting and regulating the powers of the Corporation and the Board of Directors and Stockholders.

(1)       In addition to its other powers explicitly or implicitly granted under these Articles of Incorporation, by law or otherwise, the Board of Directors of the Corporation:

           (a)     is expressly authorized to make, alter, amend or repeal the By-Laws of the Corporation;

           (b)    may from time to time determine whether, to what extent, at what times and places, and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be open to the inspection of the stockholders, and no stockholder shall have any right to inspect any account, book or document of the Corporation except as conferred by statute or as authorized by the Board of Directors of the Corporation;

           (c)     is empowered to authorize, without stockholder approval, the issuance and sale from time to time of shares of stock of the Corporation of any class or classes, whether now or hereafter authorized, and securities convertible into shares of stock of the Corporation of any class or classes, whether now or hereafter authorized, for such consideration as the Board may deem advisable.

           (d)    is authorized to classify or to reclassify, from time to time, any unissued shares of stock of the Corporation, whether now or hereafter authorized, by setting, changing or eliminating the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms and conditions of or rights to require redemption of the stock. The provisions of these Articles of Incorporation (including those in Article FIFTH hereof) shall apply to each class or stock whether now or hereafter authorized, unless otherwise provided by the Board of Directors prior to issuance of any shares of that class; and

           (e)     is authorized to adopt procedures for determination of and to maintain constant the net asset value of shares of any class of the Corporation’s stock.

(2)       Notwithstanding any provision of the Maryland General Corporation Law requiring a greater proportion than a majority of the votes of all classes or of any class of the Corporation’s stock entitled to be cast in order to take or authorize any action, any such action may be taken or authorized upon the concurrence of a majority of the aggregate number of votes entitled to be cast thereon subject to any applicable requirements of the Investment Company Act of 1940, as from time to time in effect, or rules or orders of the Securities and Exchange Commission or any successor thereto.

(3)       The presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast (without regard to class) shall constitute a quorum at any meeting of the stockholders.

(4)       Any determination made in good faith by or pursuant to the direction of the Board of Directors, as to the amount of the assets, debts, obligations, or liabilities of the Corporation, as to the amount of any reserves or charges set up and the propriety thereof, as to the time or purpose for creating such reserves or charges, as to the use, alteration or cancellation of any reserves or charges (whether or not any debt, obligation, or liability for which such reserves or charges shall have been created shall be then or thereafter required to be paid or discharged), as to the value of or the method of valuing any investment owned or held by the Corporation, as to market value or fair value of any investment or fair value of any other asset of the Corporation, as to the allocation of any asset of the Corporation to a particular class or classes of the Corporation’s stock, as to the charging of any liability of the Corporation to a particular class or classes of the Corporation’s stock, as to the number of shares of the Corporation outstanding, as to the estimated expense to the Corporation in connection with purchases of its shares, as to the ability to liquidate investments in orderly fashion, or as to any other matters relating to the issue, sale, redemption or other acquisition or disposition of investments or shares of the Corporation and all holders of its shares, past, present and future, and shares of the Corporation are issued and sold on the condition and understanding that any and all such determinations shall be binding as aforesaid.

EIGHTH:           (1) To the full extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for money damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not that person is a director or officer at the time of any proceeding in which liability is asserted.

(2)       The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the full extent that indemnification of directors is permitted by the Maryland General

Corporation law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and may do so to such further extent as is consistent with law. The Board of Directors may by By-Law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the full extent permitted by the Maryland General Corporation law.

(3)       No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

(4)       References to the Maryland General Corporation Law in this Article are to that law as from time to time amended. No amendment to the Charter of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

NINTH:              The Corporation reserves the right to amend, alter, change or repeal any provision contained in its Charter in the manner now or hereafter prescribed by the laws of the State of Maryland, including any amendment which alters the contract rights, as expressly set forth in the Charter, of any outstanding stock, and all rights conferred upon stockholders herein are granted subject to this reservation.

IN WITNESS WHEREOF, the undersigned, being the incorporator of the Corporation, has adopted and signed these Articles of Incorporation and does hereby acknowledge that the adoption and signing are his act.

/s/ Lee A. Pickard

Dated: 4/18/97

BY-LAWS

OF

SPIRIT OF AMERICA INVESTMENT FUND, INC.

ARTICLE I

Offices

Section 1. Principal Office in Maryland. The Corporation shall have a principal office in the City of Baltimore, State of Maryland.

Section 2. Other Offices. The Corporation may have offices also at such other places within and without the State of Maryland as the Board of Directors may from time to time determine or as the business of the Corporation may require.

ARTICLE II

Meetings of Stockholders

Section 1. Place of Meeting. Meetings of stockholders shall be held at such place, either within the State of Maryland or at such other place within the United States, as shall be fixed from time to time by the Board of Directors.

Section 2. Annual Meetings. Annual meetings of stockholders shall be held on a date fixed from time to time by the Board of Directors not less than ninety nor more than one hundred twenty days following the end of each fiscal year of the Corporation, for the election of directors and the transaction of any other business within the powers of the Corporation; provided, however, that the Corporation shall not be required to hold an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the Investment Company Act of 1940.

Section 3. Notice of Annual Meeting. Written or printed notice of the annual meeting, stating the place, date and hour thereof, shall be given to each stockholder entitled to vote thereat and each other stockholder entitled to notice thereof not less than ten nor more than ninety days before the date of the meeting.

Section 4. Special Meetings. Special meetings of stockholders may be called by the chairman, the president or by the Board of Directors and shall be called by the secretary upon the written request of holders of shares entitled to cast not less than twenty-five percent of all the votes entitled to be cast at such meeting. Such request shall state the purpose or purposes of such meeting and the matters proposed to be acted on thereat. In the case of such request for a special meeting, upon payment by such stockholders to the Corporation of the estimated reasonable cost of preparing and mailing a notice of such meeting, the secretary shall give the notice of such meeting. The secretary shall not be required to call a special meeting to consider any matter which is substantially the same as a matter acted upon at any special meeting of stockholders held within the preceding twelve months unless requested to do so by holders of shares entitled to cast not less than a majority of all votes entitled to be cast at such meeting. Notwithstanding the foregoing, special meetings of stockholders for the purpose of voting upon the question of removal of any director or directors of the Corporation shall be called by the secretary upon the written request of holders of shares entitled to cast not less than ten percent of all the votes entitled to be cast at such meeting.

Section 5. Notice of Special Meeting. Written or printed notice of a special meeting of stockholders, stating the place, date, hour and purpose thereof, shall be given by the secretary to each stockholder entitled to vote thereat and each other stockholder entitled to notice thereof not less than ten nor more than ninety days before the date fixed for the meeting.

Section 6. Business of Special Meetings. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice thereof.

Section 7. Quorum. The holders of shares entitled to cast one-third of the votes entitled to be cast thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except with respect to any matter which, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of one-third of the shares of stock of each class required to vote as a class on the matter shall constitute a quorum.

Section 8. Voting. When a quorum is present at any meeting, the affirmative vote of a majority of the votes cast, or, with respect to any matter requiring a class vote, the affirmative vote of a majority of the votes cast of each class entitled to vote as a class on the matter, shall decide any question brought before such meeting (except that directors may be elected by the affirmative vote of a plurality of the votes cast), unless the question is one upon which by express provision of the Investment Company Act of 1940, as from time to time in effect, or other statutes or rules or orders of the Securities and Exchange Commission or any successor thereto or of the Articles of Incorporation a different vote is required, in which case such express provision shall govern and control the decision of such question.

Section 9. Proxies. Each stockholder shall at every meeting of stockholders be entitled to one vote in person or by proxy for each share of the stock having voting power held by such stockholder, but no proxy shall be voted after eleven months from its date, unless otherwise provided in the proxy.

Section 10. Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, to express consent to corporate action in writing without a meeting, or to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date which shall be not more than ninety days and, in the case of a meeting of stockholders, not less than ten days prior to the date on which the particular action requiring such determination of stockholders is to be taken. In lieu of fixing a record date, the Board of Directors may provide that the stock transfer books shall be closed for a stated period, but not to exceed, in any case, twenty days. If the stock transfer books are closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed for at least ten days immediately preceding such meeting. If no record date is fixed and the stock transfer books are not closed for the determination of stockholders: (1) The record date for the determination of stockholders entitled to notice of, or to vote at, a meeting of stockholders shall be at the close of business on the day on which notice of the meeting of stockholders is mailed or the day thirty days before the meeting, whichever is the closer date to the meeting; and (2) The record date for the determination of stockholders entitled to receive payment of a dividend or an allotment of any rights shall be at the close of business on the day on which the resolution of the Board of Directors, declaring the dividend or allotment of rights, is adopted, provided that the payment or allotment date shall not be more than sixty days after the date of the adoption of such resolution.

Section 11. Inspectors of Election. The directors, in advance of any meeting, may, but need not, appoint one or more inspectors to act at the meeting or any adjournment thereof. If an inspector or inspectors are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, if any, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors, if any, shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting or any stockholder, the inspector or inspectors, if any, shall make a report in writing of any challenge, question or matter determined by him or them and execute a certificate of any fact found by him or them.

Section 12. Informal Action by Stockholders. Except to the extent prohibited by the Investment Company Act of 1940, as from time to time in effect, or rules or orders of the Securities and Exchange Commission or any successor thereto, any action required or permitted to be taken at any meeting of stockholders may be taken without a meeting if a consent in writing, setting forth such action, is signed by all the stockholders entitled to vote on the subject matter thereof and any other stockholders entitled to notice of a meeting of stockholders (but not to vote thereat) have waived in writing any rights which they may have to dissent from such action, and such consent and waiver are filed with the records of the Corporation.

Section 13. Adjournment. Any meeting of the stockholders may be adjourned from time to time, without notice other than by announcement at the meeting at which the adjournment was taken. In the absence of a quorum, the stockholders present in person or by proxy, by majority vote of those present and without notice other than by announcement at the meeting, may adjourn the meeting from time to time as provided for in this Section 13 of Article II. At any adjourned meeting at which a quorum shall be present, any action may be taken that could have been taken at the meeting originally called. A meeting of the stockholders may not be adjourned without further notice to a date more than 120 (one hundred and twenty) days after the original record date determined pursuant to Section 10 of this Article II.

ARTICLE III

Board of Directors

Section 1. Number of Directors. The number of directors constituting the entire Board of Directors (which initially was fixed at one in the Corporation’s Articles of Incorporation) may be increased or decreased from time to time by the vote of a majority of the entire Board of Directors within the limits permitted by law but at no time may be more than twenty, but the tenure of office of a director in office at the time of any decrease in the number of directors shall not be affected as a result thereof. The directors shall be elected to hold offices at the annual meeting of stockholders, except as provided in Section 2 of this Article, and each director shall hold office until the next annual meeting of stockholders or until his successor is elected and qualified. Any director may resign at any time upon written notice to the Corporation. Any director may be removed, either with or without cause, at any meeting of stockholders duly called and at which a quorum is present by the affirmative vote of the majority of the votes entitled to be cast thereon, and the vacancy in the Board of Directors caused by such removal may be filled by the stockholders at the time of such removal. Directors need not be stockholders.

Section 2. Vacancies and Newly-Created Directorships. Any vacancy occurring in the Board of Directors for any cause other than by reason of an increase in the number of directors may be filled by a majority of the remaining members of the Board of Directors although such majority is less than a quorum. Any vacancy occurring by reason of an increase in the number of directors may be filled by a majority of the entire Board of Directors then in office. A director elected by the Board of Directors to fill a vacancy shall be elected to hold office until the next annual meeting of stockholders or until his successor is elected and qualifies.

Section 3. Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these By-Laws conferred upon or reserved to the stockholders.

Section 4. Meetings. The Board of Directors of the Corporation or any committee thereof may hold meetings, both regular and special, either within or without the State of Maryland. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the chairman, the president or by two or more directors. Notice of special meetings of the Board of Directors shall be given by the secretary to each director at least three days before the meeting if by mail or at least 24 hours before the meeting if given in person or by telephone or by telegraph. The notice need not specify the business to be transacted.

Section 5. Quorum and Voting. During such times when the Board of Directors shall consist of more than one director, a quorum for the transaction of business at meetings of the Board of Directors shall consist of two of the directors in office at the time but in no event shall a quorum consist of less than one-third of the entire Board of Directors. The action of a majority of the directors present at a meeting at which a quorum is present shall be the action of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Section 6. Committees. The Board of Directors may appoint from among its members an executive committee and other committees of the Board of Directors, each committee to be composed of two or more of the directors of the Corporation. The Board of Directors may delegate to such committees any of the powers of the Board of Directors except those which may not by law be delegated to a committee. Such committee or committees shall have the name or names as may be determined from time to time by resolution adopted by the Board of Directors. Unless the Board of Directors designates one or more directors as alternate members of any committee, who may replace an absent or disqualified member at any meeting of the committee, the members of any such committee present at any meeting and not disqualified from voting may, whether or not they constitute a quorum, appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member of such committee. At meetings of any such committee, a majority of the members or alternate members of such committee shall constitute a quorum for the transaction of business and the act of a majority of the members or alternate members present at any meeting at which a quorum is present shall be the act of the committee.

Section 7. Minutes of Committee Meetings. The committees shall keep regular minutes of their proceedings.

Section 8. Informal Action by Board of Directors and Committees. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if a written consent thereto is signed by all members of the Board of Directors or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board of Directors or committee, provided, however, that such written consent shall not constitute approval of any matter which pursuant to the- Investment Company Act of 1940 and the rules thereunder requires the approval of directors by vote cast in person at a meeting.

Section 9. Meetings by Conference Telephone. The members of the Board of Directors or any committee thereof may participate in a meeting of the Board of Directors or committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time and such participation shall constitute presence in person at such meeting, provided, however, that such participation shall not constitute presence in person with respect to matters which pursuant to the Investment Company Act of 1940 and the rules thereunder require the approval of directors by vote cast in person at a meeting.

Section 10. Fees and Expenses. The directors may be paid their expenses of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors, a stated salary as director or such other compensation as the Board of Directors may approve. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like reimbursement and compensation for attending committee meetings.

ARTICLE IV

Notices

Section 1. General. Notices to directors and stockholders mailed to them at their post office addresses appearing on the books of the Corporation shall be deemed to be given at the time when deposited in the United States mail.

Section 2. Waiver of Notice. Whenever any notice is required to be given under the provisions of the statutes, of the Articles of Incorporation or of these By -Laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed the equivalent of notice and such waiver shall be filed with the records of the meeting. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

ARTICLE V

Officers

Section 1. General. The officers of the Corporation shall be chosen by the Board of Directors at its first meeting after each annual meeting of stockholders and shall be a chairman of the Board of Directors, a president, a secretary and a treasurer. The Board of Directors may choose also such vice presidents and additional officers or assistant officers as it may deem advisable. Any number of offices, except the offices of president and vice president and chairman and vice president, may be held by the same person. No officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument is required by law to be executed, acknowledged or verified by two or more officers.

Section 2. Other Officers and Agents. The Board of Directors may appoint such other officers and agents as it desires who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

Section 3. Tenure of Officers. The officers of the Corporation shall hold office at the pleasure of the Board of Directors. Each officer shall hold his office until his successor is elected and qualifies or until his earlier resignation or removal. Any officer may resign at any time upon written notice to the Corporation. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors when, in its judgment, the best interests of the Corporation will be served thereby. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise shall be filled by the Board of Directors.

Section 4. Chairman of the Board of Directors. The chairman of the Board of Directors shall preside at all meetings of the stockholders and of the Board of Directors. He shall be the chief executive officer and shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. He shall be ex officio a member of all committees designated by the Board of Directors except as otherwise determined by the Board of Directors. He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

Section 5. President. The president shall act under the direction of the chairman and in the absence or disability of the chairman shall perform the duties and exercise the powers of the chairman. He shall perform such other duties and have such other powers as the chairman or the Board of Directors may from time to time prescribe. He shall execute on behalf of the Corporation, and may affix the seal or cause the seal to be affixed to, all instruments requiring such execution except to the extent that signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

Section 6. Vice Presidents. The vice presidents shall act under the direction of the chairman and in the absence or disability of the president shall perform the duties and exercise the powers of the president. They shall perform such other duties and have such other powers as the chairman or the Board of

Directors may from time to time prescribe. The Board of Directors may designate one or more executive vice presidents or may otherwise specify the order of seniority of the vice presidents and, in that event, the duties and powers of the president shall descend to the vice presidents in the specified order of seniority.

Section 7. Secretary. The secretary shall act under the direction of the chairman. Subject to the direction of the chairman he shall attend all meetings of the Board of Directors and all meetings of stockholders and record the proceedings in a book to be kept for that purpose and shall perform like duties for the committees designated by the Board of Directors when required. He shall give, or cause to be given, notice of all meetings of stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the chairman or the Board of Directors. He shall keep in safe custody the seal of the Corporation and shall affix the seal or cause it to be affixed to any instrument requiring it.

Section 8. Assistant Secretaries. The assistant secretaries in the order of their seniority, unless otherwise determined by the chairman or the Board of Directors, shall, in the absence or disability of the secretary, perform the duties and exercise the powers of the secretary. They shall perform such other duties and have such other powers as the chairman or the Board of Directors may from time to time prescribe.

Section 9. Treasurer. The treasurer shall act under the direction of the chairman. Subject to the direction of the chairman he shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the chairman or the Board of Directors, taking proper vouchers for such disbursements, and shall render to the chairman and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as treasurer and of the financial condition of the Corporation.

Section 10. Assistant Treasurers. The assistant treasurers in the order of their seniority, unless otherwise determined by the chairman or the Board of Directors, shall, in the absence or disability of the treasurer, perform the duties and exercise the powers of the treasurer. They shall perform such other duties and have such other powers as the chairman or the Board of Directors may from time to time prescribe.

ARTICLE VI

Certificates of Stock

Section 1. General. Every holder of stock of the Corporation who has made full payment of the consideration for such stock shall be entitled upon request to have a certificate, signed by, or in the name of the Corporation by, the chairman, the president or a vice president and countersigned by the treasurer or an assistant treasurer or the secretary or an assistant secretary of the Corporation, certifying the number and, if additional shares of stock should be authorized, the class of whole shares of stock owned by him in the Corporation.

Section 2. Fractional Share Interests. The Corporation may

issue fractions of a share of stock. Fractional shares of stock shall have proportionately to the respective fractions represented thereby all the rights of whole shares, including the right to vote, the right to receive dividends and distributions and the right to participate upon liquidation of the Corporation, excluding, however, the right to receive a stock certificate representing such fractional shares.

Section 3. Signatures on Certificates. Any of or all the signatures on a certificate may be a facsimile. In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall cease to be such officer before such certificate is issued, it may be issued with the same effect as if he were such officer at the date of issue. The seal of the Corporation or a facsimile thereof may, but need not, be affixed to certificates of stock.

Section 4. Lost, Stolen or Destroyed Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of any affidavit of that fact by the person claiming the certificate or certificates to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate or certificates alleged to have been lost, stolen or destroyed.

Section 5. Transfer of Shares. Upon request by the registered owner of shares, and if a certificate has been issued to represent such shares upon surrender to the Corporation or a transfer agent of the Corporation of a certificate for shares of stock duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation, if it is satisfied that all provisions of the Articles of Incorporation, of the By-Laws and of the law regarding the transfer of shares have been duly complied with, to record the transaction upon its books, issue a new certificate to the person entitled thereto upon request for such certificate, and cancel the old certificate, if any.

Section 6. Registered Owners. The Corporation shall be entitled to recognize the person registered on its books as the owner of shares to be the exclusive owner for all purposes including voting and dividends, and the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Maryland.

ARTICLE VII

Miscellaneous

Section 1. Reserves. There may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for such other purpose as the Board of Directors shall think conducive to the interest of the Corporation, and the Board of Directors may modify or abolish any such reserve.

Section 2. Dividends. Dividends upon the stock of the Corporation may, subject to the provisions of the Articles of Incorporation and of applicable law, be declared by the Board of Directors at any time. Dividends may be paid in cash, in property or in shares of the Corporation’s stock, subject to the provisions of the Articles of Incorporation and of applicable law.

Section 3. Capital Gains Distributions. The amount and number of capital gains distributions paid to the stockholders during each fiscal year shall be determined by the Board of Directors. Each such payment shall be accompanied by a statement as to the source of such payment, to the extent required by law.

Section 4. Checks. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 5. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

Section 6. Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, Maryland.” The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in another manner reproduced.

Section 7. Insurance Against Certain Liabilities. The Corporation shall not bear the cost of insurance that protects or purports to protect directors and officers of the Corporation against any liabilities to the Corporation or its security holders to which any such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

ARTICLE VIII

Indemnification

Section 1. Indemnification of Directors and Officers. The Corporation shall indemnify its directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The Corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the full extent consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (“disabling conduct”).

Section 2. Advances. Any current or former director or officer of the Corporation seeking indemnification within the scope of this Article shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the full extent permissible under the Maryland General Corporation Law. The person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking; (b) the Corporation is insured against losses arising by reason of the advance; or (c) a majority of a quorum of directors of the Corporation who are neither “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding (“disinterested non-party directors”), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

Section 3. Procedure. At the request of any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, whether the standards required by this Article have been met. Indemnification shall be made only following: (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of disinterested non-party directors or (ii) an independent legal counsel in a written opinion.

Section 4. Indemnification of Employees and Agents. Employees and agents who are not officers or directors of the Corporation may be indemnified, and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940.

Section 5. Other Rights. The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested directors or otherwise. The rights provided to any person by this Article shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving continuing to serve as a director, officer, employee, or agent as provided above.

Section 6. Amendments. References in this Article are to the Maryland General Corporation Law and to the Investment Company Act of 1940 as from time to time amended. No amendment of these By-laws shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

ARTICLE IX

Amendments

The Board of Directors shall have the power to make, alter and repeal By-laws of the Corporation.

Attachment C

SPIRIT OF AMERICA INVESTMENT FUND, INC.

Certified Resolution

March 1, 2026

The undersigned, being the Secretary of Spirit of America Investment Fund, Inc. (the “Fund”), hereby certifies that the Board of Directors of the Fund adopted the following resolutions.

WHEREAS, Spirit of America Investment Fund, Inc. (the “Borrower”) entered into Second Amended and Restated Revolving Credit Agreement (“Credit Agreement”) with The Huntington National Bank (the “Bank”) dated as of May 15, 2024;

WHEREAS, the Borrower and the Bank have periodically amended the Credit Agreement to extend the maturity date and make certain other revisions;

RESOLVED, that Amendment No. 2 to the Credit Agreement between the Borrower and the Bank to be, and hereby is, approved; and

FURTHER RESOLVED, that David Lerner and Alan P. Chodosh be, and hereby are, authorized to execute and deliver any and all instruments or documents as may be necessary or appropriate in connection with the Credit Agreement.

IN WITNESS WHEREOF, the undersigned hereby certifies the above to be true and has executed this certificate as of March 1, 2026.

/s/ Alan P. Chodosh
Alan P. Chodosh, Secretary

Attachment D

STATE OF MARYLAND

Department of Assessments and Taxation

I, BOB YEAGER OF THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, DO HEREBY CERTIFY THAT THE DEPARTMENT, BYLAWS OF THE STATE, IS THE CUSTODIAN OF THE RECORDS OF THIS STATE RELATING TO THE FORFEITURE OR SUSPENSION OF CORPORATIONS, OR THE RIGHTS OF CORPORATIONS TO TRANSACT BUSINESS IN THIS STATE, AND THAT I AM THE PROPER OFFICER TO EXECUTE THIS CERTIFICATE.

I FURTHER CERTIFY THAT SPIRIT OF AMERICA INVESTMENT FUND, INC. (D04694162), INCORPORATED MAY 15, 1997, IS A CORPORATION DULY INCORPORATED AND EXISTING UNDER AND BY VIRTUE OF THE LAWS OF MARYLAND AND THE CORPORATION HAS FILED ALL ANNUAL REPORTS REQUIRED, HAS NO OUTSTANDING LATE FILING PENALTIES ON THOSE REPORTS, AND HAS A RESIDENT AGENT. THEREFORE, THE CORPORATION IS AT THE TIME OF THIS CERTIFICATE IN GOOD STANDING WITH THIS DEPARTMENT AND DULY AUTHORIZED TO EXERCISE ALL THE POWERS RECITED IN ITS CHARTER OR CERTIFICATE OF INCORPORATION, AND TO TRANSACT BUSINESS IN MARYLAND.

IN WITNESS WHEREOF, I HAVE HEREUNTO SUBSCRIBED MY SIGNATURE AND AFFIXED THE SEAL OF THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND AT BALTIMORE ON THIS FEBRUARY 16, 2026

Bob Yeager

Director

700 East Pratt Street, 2nd Fb; Ste 2700, Baltimore, Maryland 21202
Telephone Baltimore Metro (410) 767-1344/ Outside Baltimore Metro (888) 246-5941
MRS (Maryland Relay Service) (800) 735-2258 TT/Voice

Online Certificate Authentication Code N3gyk5ru_UuWctfoS_qNzw
To verify the Authentication Code, vusrt http//dat.maryland gov/verify

Attachment E

SPIRIT OF AMERICA INVESTMENT FUND, INC.

CERTIFIED RESOLUTION

MARCH 1, 2026

The undersigned, being the “Fund”), hereby certifies that the resolution. Secretary of Spirit of America Investment Fund, Inc. (the Board of Directors of the Fund adopted the following

WHEREAS, Spirit of America Investment Fund, Inc. (the “Borrower”) entered into Second Amended and Restated Revolving Credit Agreement (“Credit Agreement”) with The Huntington National Bank (the “Bank”) dated as of May 15, 2024;

WHEREAS, the Borrower and the Bank have periodically amended the Credit Agreement to extend the maturity date and make certain other revisions;

RESOLVED, that that the representations and warranties contained in Section 3 of the Credit Agreement are true and correct in all material respects as of the date hereof and shall remain true and correct for as long as the Credit Agreement remains in effect.

IN WITNESS WHEREOF, the undersigned hereby certifies the above to be true and has executed this certificate as of March 1, 2026.

/s/ Alan P. Chodosh
Alan Chodosh, Secretary

Exhibit B

[Bank letterhead]

Argent Institutional Trust Company
5901 Peachtree Dunwoody Road
Suite C495
Atlanta, GA 30328
Attention: Legal Department

NOTICE OF EXCLUSIVE CONTROL

We hereby instruct you pursuant to the terms of that certain Control Agreement dated as of March 1, 2026 (as from time to time amended and supplemented, the “Control Agreement”) among the undersigned, The Huntington National Bank (together with its successors and assigns), Spirit of America Investment Fund, Inc. (the “Borrower”) and you, as Custodian, that you (i) shall not follow any instructions or entitlement orders of Borrower in respect of the Collateral Account(s) or the Collateral assets held by you for Borrower (as each such capitalized term is defined in the Control Agreement), and (ii) unless and until otherwise expressly instructed by the undersigned, Custodian shall exclusively follow the entitlement orders and instructions of the undersigned in respect of the Collateral Account(s) or the Collateral Account(s) assets.

Very truly yours,

THE HUNTINGTON NATIONAL BANK

By:
Authorized Signatory

cc:	Spirit of America Investment Fund, Inc. Spirit of America Management Corp.

APPENDIX B

TO REVOLVING CREDIT AGREEMENT

BETWEEN

SPIRIT OF AMERICA INVESTMENT FUND, INC.

AND

THE HUNTINGTON NATIONAL BANK

AUTHORIZATION LETTER

March 1, 2026

Michael Felix
The Huntington National Bank
45 North Pennsylvania Street
INHP22
Indianapolis, IN 46204

Ladies and Gentlemen:

This letter will serve as a notification that Spirit of America Investment Fund, Inc. (the “Borrower”) and Spirit of America Management Corp. (the “Investment Adviser”) have the power and authority to request and enter into borrowings on behalf of those investment series set forth on Exhibit 1.1 (the “Funds” and each a “Fund”) pursuant to that certain Credit Agreement between the Borrower and The Huntington National Bank dated as of even date herewith (“Credit Agreement”). The Borrower is the Borrower referenced in the Credit Agreement. The Adviser is the investment adviser for the Borrower registered under the Investment Advisers Act of 1940 with SEC registration number 801-54782.

The Borrower and the Investment Adviser hereby expressly authorize Argent Institutional Trust Company (the “Custodian”) as the Borrower’s designated representative on behalf of the Funds, without any further oral or written instruction, (a) to request advances from The Huntington National Bank (the “Bank”) under the Credit Agreement for the purposes set forth therein on each occasion where a Fund has daily cash needs in excess of the amount of cash then available in the Fund’s Trust Custody Account, and (b) to immediately apply when available the cash held by the Custodian on behalf of the Fund to the repayment of principal and interest of the amounts due by the Fund under the Credit Agreement.

The Borrower and the Investment Adviser hereby acknowledge and agree that all securities of a Fund are to be pledged as security for any and all advances made to the Fund under the Credit Agreement pursuant to the terms of the Pledge and Security Agreement to be entered into between the Bank and the Borrower (the Pledge Agreement”) and upon the delivery of a Report of Pledged Securities to the Bank. The Borrower and the Investment Adviser hereby

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authorize and direct the Custodian to execute on behalf of the Fund, a Report of Pledged Securities granting to the Bank a security interest in securities owned by the Fund in an amount equal to the Loan.

Notwithstanding the authority granted to the Custodian in this Authorization Letter, the Borrower and the Investment Adviser shall be at all times responsible for ensuring that the borrowings made by a Fund under the Credit Agreement do not violate the Investment Company Act of 1940 or any of the rules and regulations thereunder. A Fund shall from time to time promptly inform the Custodian of any applicable limitations, restrictions and/or prohibitions on borrowings by the Fund under any agreement binding upon or affecting the Fund.

Nothing in this Authorization Letter shall obligate the Custodian to request any advances under the Credit Agreement. To the extent that the Custodian takes any actions contemplated by this Authorization Letter, the Custodian shall be held to the exercise of reasonable care and shall be without liability to a Fund for any loss, damage, cost, expense (including attorneys’ fees and disbursements), liability or claim unless arising from the gross negligence, bad faith or willful misconduct of the Custodian. The Custodian shall not be under any obligation at any time to ascertain whether a Fund is in compliance with the Investment Company Act of 1940, the rules and regulations thereunder, any other laws, rules or regulations applicable to the Borrower or the Fund, the provisions of the Borrower’s charter documents or by-laws, or the Fund’s investment objectives and policies as then in effect.

Nothing contained in this Agreement shall be deemed to modify or amend the Custody Agreement in effect between the Custodian and the Borrower. The obligations and liabilities of the Bank and the Borrower shall be as set forth in the Credit Agreement and related loan documents.

The Borrower and the Investment Adviser hereby expressly authorize the Bank to act upon the oral and/or written instructions of the Custodian as the Funds’ authorized designated representative, in making advances to the Fund under the Credit Agreement. The authorizations and designations set forth in this Authorization Letter shall remain in force as to a Fund until delivery to the Custodian and the Bank of written notice by Borrower revoking such authorizations and designations.

SIGNATURE PAGE TO FOLLOW

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Sincerely yours,

Spirit of America Investment Fund, Inc.

By:	/s/ David Lerner
Name: David Lerner
Title: President

Spirit of America Management Corp.

By:	/s/ David Lerner
Name: David Lerner
Title: President

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Exhibit 1.1

To the

Authorization Letter

Participating Funds

Date: March 1, 2026

Spirit of America Real Estate Income and Growth Fund
Spirit of America Large Cap Value Fund
Spirit of America Municipal Tax Free Bond Fund
Spirit of America Income Fund
Spirit of America Energy Fund
Spirit of America Utilities Fund

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AMENDMENT NO. 2

TO

SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

between

SPIRIT OF AMERICA INVESTMENT FUND, INC.,

on behalf of each of its series

and

THE HUNTINGTON NATIONAL BANK

Dated as of March 1, 2026

AMENDMENT NO. 2

TO

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

This Amendment to THE SECOND AMENDED AND RESTATED Revolving Credit Agreement (“Amendment”) is entered into as of March 1, 2026 by and between SPIRIT OF AMERICA INVESTMENT FUND, INC., a Maryland corporation (the “Borrower”), executing this Agreement on behalf of itself, and, if applicable, on behalf and for the benefit of those investment series set forth on Exhibit 1.1 (the “Fund(s)” and each, a “Fund”) and THE HUNTINGTON NATIONAL BANK, a national banking association (the “Bank”).

WHEREAS, the Borrower is an open-end registered investment company under the Investment Company Act of 1940, as amended, and the Fund is an investment series of the Borrower;

WHEREAS, the Borrower and Bank have previously entered into an Second Amended and Restated Revolving Credit Agreement dated as of May 15, 2024, (as said Second Amended and Restated Revolving Credit Agreement may be amended, restated or otherwise modified from time to time, the “Agreement”) pursuant to which the Bank makes Loans to the Borrower, for the benefit of certain of its investment series, including the Funds, and makes available a credit facility for the purposes and on the terms and conditions set forth in the Agreement; and

WHEREAS, Argent Institutional Trust Company has agreed to acquire the corporate and institutional custody business from the Bank.

NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties to this Amendment agree as follows:

Section 1 Amendments

(a)           the following definitions in Section 1.1 of the Agreement are deleted in their entirety and replaced with the following:

“Authorization Letter” means the Authorization Letter(s), as executed by the Borrower and the Investment Adviser from time to time on behalf of the Fund on March 1, 2026, including as such Authorization Letter may be amended, restated or otherwise modified from time to time, whereby the Borrower and the Investment Adviser authorize the Custodian to direct the making of Loans to the Borrower pursuant to this Agreement.

“Custodian” means Argent Institutional Trust Company.

“Custody Agreement” means that certain Custodian Agreement by and between the Custodian and Borrower dated as of March 1, 2026, as it may be amended, restated or otherwise modified from time to time.

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“Permitted Liens” shall mean Liens to the Bank under this Agreement or in connection with the Bank’s activities as a Fund’s securities lending and custodial agent, Liens of governmental entities that secure amounts not at the time due and payable and that are imposed by law without the consent of the Borrower, Liens in favor of the Custodian, and Liens in favor of a Fund’s broker or other intermediary relating to short sales and other transactions permitted under a Fund’s prospectus or Statement of Additional Information.

“Pledge Agreement,” means that Pledge and Security Agreement by and between the Bank, Borrower, and Custodian dated March 1, 2026, including as such Agreement may be amended, restated or otherwise modified from time to time.

(b)           Effective as of the date of this Amendment, Section 2.5 of the Agreement is deleted in its entirety and replaced with the following:

2.5 Term of Facility. Except as otherwise provided in this Section 2.5, with respect to a Fund, the term of the Facility shall expire on the Maturity Date, and the entire outstanding principal balance of the Loans and all accrued interest and other charges, with respect to such Fund, shall become due and payable not later than that date in the event that any principal or accrued interest and other charges have not been previously repaid. The Maturity Date may be extended for successive 364 day terms upon (a) the Bank’s executive committee (or similar committee established from time to time) approving an extension of the Facility, (b) the Bank giving written notice of such extension to Borrower prior to the end of the current or extended term, (c) the payment of the Commitment Fee, and (d) the execution of a Note; provided, however, that the Borrower may elect not to renew the Facility by giving written notice to the Bank no less than sixty (60) days prior to the end of the current or extended term. This Facility shall automatically terminate upon the termination of the Custody Agreement, except upon the simultaneous execution by the Bank, Custodian, and Borrower of a substantially identical custody agreement in replacement thereof. Until all Obligations have been fully repaid and this Agreement has terminated, the Bank shall retain its security interest in all Collateral, then existing or arising thereafter, pledged to the Bank pursuant to the Pledge Agreement. Subject to the foregoing, this Agreement may be terminated by the Bank or Borrower at any time.

(c)           Effective as of the date of this Amendment, Section 7.1 (g) of the Agreement is deleted in its entirety and replaced with the following:

(g)         the Custody Agreement is terminated except upon the simultaneous execution by the Bank, Custodian, and the Borrower of a substantially identical custody agreement in replacement thereof, in form and substance satisfactory to the Bank;

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(d)          Effective as of the date of this Amendment, the following Section 17(k) is added to the Agreement:

(k)         the Pledge Agreement, and/or the Control Agreement annexed thereto, is terminated except upon the simultaneous execution by the Bank, Custodian, and the Borrower of substantially identical agreements in replacement thereof, in form and substance satisfactory to the Bank.

(e)           Effective as of the date of this Amendment, the following Exhibits, relating to the Agreement, each of which is attached hereto, are made part of the Agreement, and replace those currently in effect:

Exhibit 1.1 – Participating Funds

Exhibit 2.1 – List of Authorized Representatives

Exhibit 3.1 – Certificate of Borrower

Exhibit 3.7 – Specific Representations of the Borrower

Appendix A – Pledge and Security Agreement

Appendix B – Authorization Letter

Section 2. Miscellaneous.

(a)        This Amendment supplements and amends the Agreement. The provisions set forth in this Amendment supersede all prior negotiations, understandings and agreements bearing upon the subject matter covered herein, including any conflicting provisions of the Agreement or any provisions of the Agreement that directly cover or indirectly bear upon matters covered under this Amendment.

(b)          Each reference to the “Agreement” in the Agreement (as it existed prior to this Amendment) and in every other agreement, contract, or instrument to which the parties are bound, shall hereafter be construed as a reference to the Agreement as amended by this Amendment. Except as provided in this Amendment, the provisions of the Agreement remain in full force and effect. No amendment or modification to this Amendment shall be valid unless made in writing and executed by all parties hereto.

(c)          All capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

(d)          Paragraph headings in this Amendment are included for convenience only and are not to be used to construe or interpret this Amendment.

(e)           This Amendment may be executed in counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same agreement.

SIGNATURE PAGE TO FOLLOW

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IN WITNESS WHEREOF, the Borrower and the Bank have executed this Amendment by their duly authorized officers as of the date first above written.

SPIRIT OF AMERICA INVESTMENT FUND, INC. on behalf of those Funds listed on Exhibit 1.1 of the Agreement

By:	/s/ David Lerner

Name: David Lerner
Title: President

THE HUNTINGTON NATIONAL BANK

By:

Name: Michael Felix
Title: Senior Vice President

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EXHIBIT 1.1

TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

BETWEEN

SPIRIT OF AMERICA INVESTMENT FUND, INC.

AND

THE HUNTINGTON NATIONAL BANK

Date: May 15, 2024, as amended March 1, 2026

PARTICIPATING FUNDS

Fund	Date Added
Spirit of America Real Estate Income and Growth Fund	May 28, 2014
Spirit of America Large Cap Value Fund	May 28, 2014
Spirit of America Municipal Tax Free Bond Fund	May 28, 2014
Spirit of America Income Fund	May 28, 2014
Spirit of America Energy Fund	August 7, 2014
Spirit of America Utilities Fund	January 30, 2023

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EXHIBIT 2.1

TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

BETWEEN

SPIRIT OF AMERICA INVESTMENT FUND, INC.

AND

THE HUNTINGTON NATIONAL BANK

Fund: Spirit of America Real Estate Income and Growth Fund

Spirit of America Large Cap Value Fund

Spirit of America Municipal Tax Free Bond Fund

Spirit of America Income Fund

Spirit of America Energy Fund

Spirit of America Utilities Fund

DATE:          May 15, 2024, as amended March 1, 2026

LIST OF AUTHORIZED REPRESENTATIVES

In accordance with section 2.1(b) of that certain revolving credit agreement dated May 15, 2014, between Spirit of America Investment Trust, Inc. (the “Borrower”) and The Huntington National Bank (the “Bank”), the Borrower hereby authorizes the Bank to act upon the telephonic and/or written instructions of the following authorized representatives of the Borrower:

Borrower:	David Lerner
Alan P. Chodosh

Investment Adviser:	Mark Reilly
Sean Mitchell
Brett Reilly
Douglas Revello

Custodian:	Any and all officers and employees of Argent
Institutional Trust Company

Spirit of America Investment Trust, Inc., on
behalf of those Funds listed on Exhibit 1.1

By:	EXHIBIT
Name: David Lerner
Title: President

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EXHIBIT 3.1

TO REVOLVING CREDIT AGREEMENT

BETWEEN

SPIRIT OF AMERICA INVESTMENT FUND, INC.

AND

THE HUNTINGTON NATIONAL BANK

FORM OF CERTIFICATE OF BORROWER

Spirit of America Investment Fund, Inc.

CERTIFICATE OF BORROWER

re: Spirit of America Real Estate Income and Growth Fund
Spirit of America Large Cap Value Fund
Spirit of America Municipal Tax Free Bond Fund
Spirit of America Income Fund
Spirit of America Energy Fund
Spirit of America Utilities Fund

The undersigned does hereby certify that he is the duly elected, qualified and acting President of Spirit of America Investment Trust, Inc. a Maryland corporation (the “Borrower”), and the undersigned does hereby further certify as follows:

1.	Attached hereto, marked Attachment A, is a true and correct copy of the current Articles of Incorporation, as in effect on the date hereof certified by the Secretary of State of the State of Maryland.

2.	Attached hereto, marked Attachment B, is a true and correct copy of the Bylaws of the Borrower, as in effect on the date hereof.

3.	The following persons are the duly elected officers of the Borrower, holding the office set forth opposite their respective names. Each officer who has executed or will execute any documents in connection with this loan transaction has set forth his or her true and customary signature opposite his name:

Name	Title	Signature
David Lerner	President
Alan Chodosh	Secretary

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4.	Each officer whose personal signature appears above has been duly authorized by resolution of the Board of Trustees of the Borrower to execute any and all instruments or documents which he may deem necessary or appropriate in connection with this loan transaction.

5.	Attached hereto, marked Attachment C, is a copy of the resolution authorizing the execution and delivery of any documents in connection with this loan transaction.

6.	The Borrower is in good standing in the state of its formation. Attached hereto, marked Attachment D, is a certificate of good standing issued within the past thirty (30) days by the Secretary of State of Mayland.

7.	Attached hereto, marked Attachment E, is a certificate executed in the name of the Borrower by an officer of the Borrower certifying that the representations and warranties contained in Section 3 of the Second Amended and Restated Revolving Credit Agreement are true and correct in all material respects as of the date hereof and shall remain true and correct for as long as the Second Amended and Restated Revolving Credit Agreement remains in effect.

IN WITNESS WHEREOF, the undersigned hereby certifies the above to be true and has executed this certificate this 1st day of March 2026.

EXHIBIT
David Lerner, President

The undersigned does hereby certify that he is the Secretary of the Borrower and does further certify that the signatory above is the President of the Borrower, and that his signature set forth above is her true and customary signature.

EXHIBIT
Alan Chodosh, Secretary

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EXHIBIT 3.7

TO REVOLVING CREDIT AGREEMENT

BETWEEN

SPIRIT OF AMERICA INVESTMENT FUND, INC. AND

THE HUNTINGTON NATIONAL BANK

Date: May 15, 2024, as amended March 1, 2026

SPECIFIC REPRESENTATIONS OF BORROWER

1.	The exact legal name of the Borrower is: Spirit of America Investment Fund, Inc.

2.	If the Borrower has changed its name since it was established, its past legal names were: ___________________________

3.	The Borrower uses in its business and owns the following trade names:

4.	The Borrower was organized on May 15, 1997 under the laws of the State of Maryland and is in good standing under those laws.

5.	The Borrower has its chief executive office and principal place of business at:

6.	The Borrower maintains all of its records with respect to its accounts at that address.

7.	The Borrower also has places of business at: _____________________________________________________________

8.	No securities owned by the Participating Funds are located at any other place, nor were they located at any other place within the past four (4) months, except as held by The Huntington National Bank or Argent Institutional Trust Company, as custodian, and by the agents and sub-custodians thereof.

9.	In the past five (5) years the Borrower has never maintained its chief executive office or principal place of business or records with respect to accounts, nor owned personal property, at any locations except those set forth above and except:

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10.	The applicable Fund(s) operated by the Borrower are:

Spirit of America Real Estate Income and Growth Fund

Spirit of America Large Cap Value Fund

Spirit of America Municipal Tax Free Bond Fund

Spirit of America Income Fund

Spirit of America Energy Fund

Spirit of America Utilities Fund

11.	If the name of any Fund has been changed since it was formed, its past names are:

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APPENDIX A

TO REVOLVING CREDIT AGREEMENT

BETWEEN

SPIRIT OF AMERICA INVESTMENT FUND, INC.

AND

THE HUNTINGTON NATIONAL BANK

PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT (“Agreement”), dated as of March 1, 2026, Spirit of America Investment Fund, Inc., a Maryland corporation (the “Borrower”), executing this Agreement on behalf of itself and on behalf of those investment series set forth on Exhibit 1.1 (the “Fund(s)” and each, a “Fund”), and THE HUNTINGTON NATIONAL BANK, a national banking association (“Bank”).

WITNESSETH:

WHEREAS, the Borrower and Argent Institutional Trust Company (“Custodian”) have previously entered into a Custody Agreement dated March 1, 2026 (as said Custody Agreement may be amended, restated or otherwise modified from time to time, “the Custody Agreement”), pursuant to which Bank holds securities as custodian for the Borrower on behalf of the Funds, all as more fully set forth in the Custody Agreement; and

WHEREAS, the Borrower, on behalf of the Funds, is issuing to Bank a promissory note (as said Note may be amended, restated or otherwise modified from time to time, the “Note”) in connection with the execution on the date hereof by the Borrower on behalf of the Funds and Bank of that certain Revolving Credit Agreement (as said Loan Agreement may be amended, restated or otherwise modified from time to time, the “Loan Agreement”); and

WHEREAS, the Borrower, on behalf of the Funds, the Investment Adviser and the Bank may execute a Foreign Exchange Agreement(s) (“FX Agreement”) pursuant to which the Investment Adviser enters into foreign exchange transactions on behalf of a Fund for hedging and investment purposes and the Borrower, on behalf of the Funds, the Investment Adviser and the Bank may execute an ISDA Master Agreement (Multicurrency - Cross Border), as well as any related annexes, confirmations and other documentation (an “FX Options Agreement”, and together with the FX Agreement, the “FX Documentation”), pursuant to which the Investment Adviser may enter into foreign currency options transactions on behalf of a Fund; and;

WHEREAS, it is a condition to Bank executing the Loan Agreement, an FX Agreement and, if applicable, an FX Options Agreement that this Agreement be executed and delivered by the Borrower, pursuant to which the Borrower is, among other things, agreeing to pledge securities owned by the Borrower but held by a Fund to (i) secure borrowings incurred by the Borrower on behalf of the Fund under the Loan Agreement and as reflected on the Note and (ii) secure the settlement of foreign exchange transactions under the FX Documentation.

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NOW, THEREFORE, in consideration of the premises and to induce Bank to agree to execute the Loan Agreement and the FX Documentation, it is agreed as follows:

1.	Definitions.

Specific Definitions. The following definitions shall apply:

“Alternative Funding Date” shall have the meaning given it in the FX Agreement.

“Business Day” shall mean any day other than a Saturday, a Sunday, or other day on which Bank is authorized or required to be closed.

“Collateral” shall have the meaning set forth that term in Section 2.

“Costs” shall have the meaning set forth that term in Section 4.

“Default” means any event that, with the giving of notice or the passage of time, or both, would be an Event of Default.

“Event of Default” has the meaning set forth in Section 8.

“Governmental Authority” shall mean any foreign, federal, state, regional, local, municipal or other government, or any department, commission, board, bureau, agency, public authority or instrumentality thereof, or any court.

“Insolvency Event” means, with respect to a Person, any of the following: a court enters a decree or order for relief in respect to such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar law then in effect, or appoints a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of such Person or for any substantial part of its property, or orders the wind-up or liquidation of its affairs; or a petition initiating an involuntary case under any such bankruptcy, insolvency or similar law is filed against such Person; or such Person commences a voluntary case under any applicable bankruptcy, insolvency or other similar law in effect, or makes any general assignment for the benefit of creditors, or fails generally to pay its debts as such debts become due, or takes corporate action in furtherance of any of the foregoing.

“Investment Adviser”, has the meaning set forth in Exhibit 1.1

“Lien” means any security interest, mortgage, pledge, assignment, or voluntary or involuntary lien, charge or other encumbrance of any kind, including interests of vendors or lessors under conditional sale contracts or capital leases.

“Obligation(s)” (i) means all loans, advances, indebtedness and other obligations of the Borrower owed to Bank under the Loan Agreement, as the same may be amended from time to time hereafter, of every description whether now existing or hereafter arising and whether direct or indirect, primary or as guarantor or surety, absolute or contingent, liquidated or unliquidated, matured or unmatured, secured or unsecured, and all expenses and attorney’s fees incurred by Bank under this Agreement or any other document or instrument related thereto, and (ii) any

2

amounts owed to the Bank in connection with any foreign exchange transaction or foreign currency options transaction entered into on behalf of a Fund and to pay any and all applicable fees under the FX Agreement, the FX Options Agreement or any Pledge Documents, and all Costs incurred by the Bank.

“OF AC” means The Office of Foreign Assets Control of the U.S. Department of the Treasury.

“Person” shall mean and include an individual, business trust, statutory trust, corporation, partnership, corporation, joint stock company, trust, unincorporated association, joint venture or other entity.

“Pledge Documents,” means this Agreement and the Control Agreement dated March 1, 2026, by and among the Borrower, on behalf of the Funds; the Custodian and the Bank, including any and all such documents as they may be amended, restated or otherwise modified from time to time.

“Requirements of Law” as to any Person shall mean the articles or certificate of incorporation and bylaws or other organizational or governing documents of such Person and any determination of an arbitrator or a court or other Governmental Authority, or law, treaty, rule or regulation or, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Sanctioned Entity” means (i) a country or a government of a country, (ii) an agency of the government of a country, (iii) an organization directly or indirectly controlled by a country or its government, (iv) a Person resident in or determined to be resident in a country, in each case, that is subject to a country Sanctions program administered and enforced by OF AC.

“Sanctioned Person” means a Person named on the list of Specially Designated Nationals maintained by OFAC.

“Securities” shall have the meaning set forth that term in Section 2.

“Settlement Date” has the meaning given it in the FX Documentation.

“Trade Date” has the meaning given it in the FX Documentation.

“Trust Custody Account,” means each account of the Borrower established with the Custodian on behalf of a Fund pursuant to the Custody Agreement.

2.             Pledge. To secure the payment and performance by the Borrower, on behalf of a Fund, of the Obligations under the Loan Agreement and the FX Documentation, the Borrower grants to the Bank and its successors and assigns, with full power and discretion as hereinafter provided, a continuing first priority lien and security interest in and right of setoff against all of the Borrower’s rights, title and interest, including without limitations the Borrower’s securities entitlement (as such term is defined in Article 8 of the Uniform Commercial Code as adopted by the State of Indiana (the “UCC”)), in and to the Securities (as defined below) now or at any time held or controlled by Custodian pursuant to the Custody Agreement or by any third party, whether

3

or not acting on behalf of the Bank, together with all the Borrower’s rights, title and interest in and to all Securities and financial assets (as such term is defined in Article 8 of the UCC) therein and all principal, interest, distributions, dividends (whether cash or stock), income, earnings, cash and other rights at any time received or receivable or otherwise distributed in respect of or in exchange therefor, and all additions to, all replacements of, all substitutions for, and all proceeds of any or all of the foregoing (the “Collateral).

The Borrower acknowledges and agrees that so long as this Agreement is in effect, the Custodian is holding physical possession and/or control of the Securities for the purposes set forth in the Custody Agreement.

“Securities” shall include, without limitation, whether certificated or uncertificated, those common and preferred stocks, bonds, registered and unregistered investment company securities, call options, put options, debentures, notes, bank certificates of deposit, banker’s acceptances, mortgage backed securities, U.S. Treasury Securities, money market instruments or other obligations, repurchase agreements and the underlying collateral, certificates, receipts, warrants, securities entitlements, securities accounts or other investment property, instruments or documents, and all additions, all as owned by the Borrower on behalf of a Fund. Securities shall also include any rights or other interests therein to receive, purchase or subscribe for any of the foregoing and all investments and rights therein. The collateral value of the Securities shall be calculated in accordance with the procedures set forth in the Borrower’s current prospectus and Statement of Additional Information (“Securities Valuation.

3.             Authorization to File Financing Statements; Ratification. The Borrower hereby authorizes the Bank to file all financing statements. The Borrower will deliver to the Bank control agreements (substantially in the form attached here to as Annex 1, a “Control Agreement”) and other documents and take such other actions as may from time to time be requested by the Bank in order to maintain a first perfected security interest in and, if applicable, Control (as defined in the UCC) of the Collateral owned by the Borrower on behalf of a Fund. Any financing statement filed by the Bank may be filed in any filing office in any UCC jurisdiction and may indicate the Borrower’s Collateral (i) as all assets of the Borrower or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC or such jurisdiction, or (ii) by any other description which reasonably approximates the description contained in this Agreement.

4.             Fees and Costs. The Borrower shall reimburse the Bank for all fees, costs and expenses including, without limitation, reasonable attorney’s fees, other professional fees, appraisal fee, court costs, litigation and other expenses (collectively, “Costs”) incurred in connection with the enforcement of the Pledge Documents without any limitation. Costs shall be due and payable upon demand by the Bank. If the Borrower fails to pay Costs upon such demand, the Bank is entitled to disburse such Costs as Obligations. Thereafter, the Costs shall bear interest from the date incurred or disbursed at the highest rate set forth in the Loan Agreement. This provision shall survive the termination of this Agreement.

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5.            Representations and Warranties. The Borrower represents and warrants to the Bank that:

(a)       As of the date of each Loan (as defined in the Loan Agreement) and each transaction under the FX Documentation, the Borrower will be the sole beneficial owner of the Securities free and clear of any security interest, pledge, or other lien or encumbrance (collectively, “Lien”) thereon or affecting the title thereto, except for Liens in favor of the Bank and the Custodian and Liens of governmental entities which secure amounts not at the time due and payable and which are imposed by law without the consent of the Borrower;

(b)       The Borrower has the right and requisite authority to pledge, mortgage, assign, transfer, deliver, deposit, set over, grant a security interest in and confirm the Securities to the Bank and/or the Custodian, as applicable, as provided herein;

(c)       The Borrower has obtained all permits, consents, approvals, authorizations or other orders of any Person, corporation, partnership, trust, governmental entity, or other entity required for the execution and delivery of this Agreement or the delivery of the Securities to the Custodian; and

(d)       The Borrower has good and marketable title to the Securities, and the Liens granted to the Bank pursuant to this Agreement are fully perfected first priority Liens in and to the Securities assuming that the Custodian has physical possession and/or control of the Securities as set forth in Section 2, Control Agreements remain in effect with respect to the Securities providing control of the Securities to the Bank, and that Bank makes and continues such UCC-1 financing statement filings as are necessary to perfect Bank’s security interest in the Securities.

The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement and shall be deemed to have been made anew upon the making of each Loan pursuant to the Loan Agreement.

6.             Covenants. The Borrower covenants and agrees that until payment in full of all the Obligations:

(a)           Without the prior written consent of the Bank, it will not mortgage, pledge or otherwise encumber any of the Borrower’s rights in or to the Securities or any unpaid dividends or other distributions or payments with respect thereto, or grant a Lien in any of the above; and

(b)           The Borrower, at the Borrower’s expense, will obtain, execute, acknowledge and deliver all such instruments and take all such action necessary (or as the Bank from time to time may request) in order to ensure the Bank shall have and retain the benefits of the first priority Lien in the Securities intended to be created by this Agreement, including without limitation the delivery of all notices and the procurement of all acknowledgments and Control Agreements as may be required by Article 8 and/or Article 9 of the Uniform Commercial Code, as adopted by the applicable jurisdiction and as amended from time to time.

(c)           The Borrower will not cause or permit any Fund to create, incur, assume or permit to continue in existence any Lien on Collateral now owned or hereafter acquired by the Borrower, except for Liens to the Bank under this Agreement in favor of the Custodian.

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7.            Rights with Respect to Securities.

(a)          Except as provided in this Agreement, the Borrower shall have the rights provided to it in the Custody Agreement or any Control Agreement. The Borrower shall have the right, from time to time, to vote and give consents with respect to the Securities for all purposes not inconsistent with the provisions of this Agreement, the Custody Agreement or any Control Agreement. Notwithstanding anything else set forth in this Agreement, in the event of a conflict between this Agreement, the Custody Agreement and the Control Agreement, the provisions of this Agreement and the Control Agreement shall control and in the event of a conflict between this Agreement and the Control Agreement, the Control Agreement shall control.

(b)          The Bank (itself or through an agent) is hereby authorized and empowered at its election, subject to the terms of the Control Agreements, to transfer and register in its name or in the name of its nominee the whole or any part of the Securities to collect and receive all cash dividends and other distributions made thereon, to sell in one or more sales, but without any previous notice or advertisement, the whole or any part of the Securities and to otherwise act with respect to the Securities as though the Bank was the outright owner thereof. Except as provided in the Authorization Letter (as defined in the Loan Agreement), the Bank hereby agrees that it shall not exercise any of the powers granted in this Section 7(b) unless an Event of Default (as defined in Section 8) has occurred.

(c)          All dividends and other distributions in respect of any of the Securities, whenever paid or made, shall be delivered to the Bank as contemplated by the Custody Agreement and held by the Bank subject to the Lien created by this Agreement.

8.            Events of Default. The following shall each constitute an “Event of Default” under this Agreement:

(a)          The occurrence of an Event of Default under the terms of the Loan Agreement, the Note or the FX Documentation;

(b)          Failure by the Borrower to observe and perform any covenant, condition, or agreement on the Borrower’s part to be observed or performed under this Agreement;

(c)          Failure of any representation or warranty of the Borrower contained in this Agreement to be true when given;

(d)          An Insolvency Event occurs with respect to the Borrower;

(e)          Any of the following occurs: there is a material impairment of the value or priority of the Bank’s Lien in the Collateral; a notice of lien, levy or assessment is filed against the Borrower or an asset of the Borrower by any government authority; or a judgment or other claim becomes a Lien on any Collateral; or any asset of the Borrower is seized, attached, or otherwise levied upon by a judicial officer;

(f)           Any event occurs which might, in the Bank’s reasonable opinion, have a material adverse effect on the Collateral pledged to the Bank under this Agreement or on the

6

Borrower’s financial condition, operations or prospects or the ability of the Borrower to perform its obligations under this Agreement or any other Pledge Document; or

(g)           The Custody Agreement is terminated except upon the simultaneous execution by the Bank, the Custodian, and the Borrower of a substantially identical custody agreement in replacement thereof, in form and substance satisfactory to the Bank.

9.            Remedies.

(a)          If an Event of Default shall occur and be continuing, then or at any time thereafter, and in addition to the rights and remedies of Bank pursuant to the terms and provisions of the Loan Agreement and the Note, the Bank (itself or through an agent) is hereby authorized and empowered at its election, to sell in one or more public or private sales after seven days’ notice (which notice the Borrower agrees is commercially reasonable) but without any previous notice or advertisement, the whole or any part of the Securities. Any sale may be either for cash or upon credit or for future delivery, and the Bank may be the purchaser of the whole or any part of the Securities so sold and hold the same thereafter in its own right free from any claim of the Borrower or any right of redemption. The Bank reserves the right to reject any and all bids at such sale which, in its sole discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by any officer or agent of the Bank.

(b)          If, at the original time or times appointed for the sale of the whole or any part of the Securities, the then current market price is inadequate to discharge in full all the Obligations, or if the Securities be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to the Bank, in its discretion, the unlikelihood of the proceeds of the sales of all of the Securities being sufficient to discharge all the Obligations, the Bank may, on one or more occasions, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be after seven days’ notice to the Borrower.

(c)          In the event of any sale(s) hereunder the Bank shall, after deducting all costs or expenses of every kind (including, to the full extent permitted by law, attorney’s fees and disbursements) for care, safekeeping, collection, sale, delivery or otherwise, apply the residue of the proceeds of the sale(s) to the payment or reduction, either in whole or in part, of the Obligations returning the surplus, if any, to the Borrower.

(d)          If, at any time when the Bank shall determine to exercise its right to sell the whole or any part of the Securities hereunder, such Securities or the part thereof to be sold shall not be effectively registered, for any reason whatsoever, under the Securities Act of 1933, as then in effect (or any similar statute then in effect) (the “Securities Act”), the Bank may, in its discretion (subject only to applicable Requirements of Law), sell such Securities or part thereof by private sale in such manner and under such circumstances as the Bank may deem necessary or advisable, but subject to the other requirements of this Section 9, and shall not be required to effect such

7

registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event the Bank in its discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Securities or part thereof could be or shall have been filed under said Securities Act (or similar statute), (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Securities or part thereof. In addition to a private sale as provided above in this Section 9, if any of the Securities shall not be freely distributable to the public without registration under the Securities Act (or similar statute) at the time of any proposed sale pursuant to this Section 9, then the Bank shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable Requirements of Law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions (i) as to the financial sophistication and ability of any Person permitted to bid or purchase at sale, (ii) as to the content of legends to be placed upon any certificates representing the Securities sold in such sale, including restrictions on future transfer thereof, (iii) as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person’s access to financial information about the Borrower and such Person’s intentions as to the holding of the Securities so sold for investment, for its own account, and not with a view to the distribution thereof, and (iv) as to such other matters as the Bank may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with laws affecting the enforcement of creditors’ rights and the Securities Act and all applicable state or other jurisdictions’ securities laws.

(e)           The Borrower acknowledges that any sale under the circumstances described in this Section 9 shall be deemed to have been held in a manner which is commercially reasonable. In the event of any such sale under the circumstances described in this Section 9, the Bank shall incur no responsibility or liability for selling all or any part of the Securities at a price which the Bank may deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sales were deferred until after registration as aforesaid.

(f)           The Borrower agrees that it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Securities or the possession thereof by any purchaser at any sale hereunder, and the Borrower waives the benefit of all such laws to the extent it lawfully may do so. The Borrower agrees that it will not interfere with any right, power and remedy of the Bank provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Bank of any one or more of such rights, powers or remedies. No failure or delay on the part of the Bank to exercise any such right, power or remedy and no notice or demand which may be given to or made upon the Borrower by the Bank with respect to any such remedies shall operate as a waiver hereof, or limit or impair the Bank’s right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against the Borrower in any respect.

(g)          The Bank acknowledges and agrees that the exercise of remedies set forth in this Section 9 is subject to compliance with the terms of the Control Agreements.

8

10.          Waiver.

(a)         The Borrower waives any right to require Bank to: (i) proceed against or exhaust any security held for the Obligations, or (ii) pursue any other remedy in Bank’s power whatsoever. The Borrower hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Obligations, and promptness in commencing suit against any party thereto or liable thereon, and in giving notice to or of making any claim or demand hereunder upon the Borrower.

(b)        No delay on the Bank’s part in exercising any power of sale, lien, option or other right hereunder, and no notice or demand which may be given to or made upon the Borrower by the Bank with respect to any power of sale, lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair the Bank’s right to take any action or to exercise any power of sale, lien, option, or any other right hereunder, without notice or demand, or prejudice the Bank’s rights as against the Borrower in any respect. No act or omission of any kind on Bank’s part shall in any event affect or impair this Agreement.

11.          Indemnification. The Borrower agrees to indemnify and hold the Bank harmless from and against any taxes, liabilities, claims and damages, including reasonable attorney’s fees and disbursements, and other expenses incurred or arising by reason of the taking or the failure to take action by the Bank, in good faith, under this Agreement and in respect of any transactions effected in connection with this Agreement, including, without limitation, any taxes payable in connection with the delivery or registration of any of the Securities as provided herein. The obligations of the Borrower under this Section shall survive the termination of this Agreement.

12.          Miscellaneous.

(a)          The Borrower agrees to promptly reimburse Bank for actual out-of-pocket expenses, including, without limitation, reasonable counsel fees, incurred by the Bank in connection with the administration and enforcement of this Agreement and/or the Note and/or the Loan Agreement; provided, however, that this Section 12(a) shall not be construed as granting the Bank a security interest in any Securities for the purpose of paying such counsel fees.

(b)          This Agreement shall be binding upon the Borrower and the Borrower’s assigns, and shall inure to the benefit of, and be enforceable by, the Bank and its successors, transferees and assigns. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except in writing duly signed for and on behalf of the Bank and the Borrower.

13.          Notices. Any notices under or pursuant to this Agreement shall be deemed duly sent when delivered by hand or when mailed by registered or certified mail, return receipt requested, or when sent by facsimile transmission, addressed as follows:

(a)	If to Bank, at

The Huntington National Bank
45 North Pennsylvania Street
INHP22

Indianapolis, IN 46204
Attention: Michael Felix

Tel: 317-687-2440

Email: Michael.Felix@Huntington.com

9

(b)	If to the Trust:

Spirit of America Investment Fund, Inc.
477 Jericho Turnpike

PO Box 9006
Syosset, NY 11791
Attention: Alan P. Chodosh
Tel: 516-390-5525

Email: apchodosh@davidlerner.com

with a copy to:
Thomas Westle, Esq.
Blank Rome LLP
405 Lexington Avenue
New York, NY 10174

Either party may change such address by sending notice of the change to the other party.

14.           Counterparts. This Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.

15.           Governing Law; Jurisdiction. All acts and transactions hereunder and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Ohio. The Borrower agrees that the state and federal courts in Franklin County, Ohio or any other court in which Bank initiates proceedings have exclusive jurisdiction over all matters arising out of this Agreement, and that service of process in any such proceeding shall be effective if mailed to the Borrower at its address described in the Notices section of this Agreement. BANK AND THE BORROWER HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY AGAINST ANY OTHER ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SIGNATURES ON FOLLOWING PAGE

10

IN WITNESS WHEREOF, the parties hereto have caused this Pledge and Security Agreement to be duly executed as of the date first above written.

Spirit of America Investment Fund, Inc.
on behalf and for the benefit of the Funds,
“Borrower”

By:	EXHIBIT
Name: David Lerner
Title: President

THE HUNTINGTON NATIONAL
BANK, “Bank”

By:	EXHIBIT
Name: Michael Felix
Title: Senior Vice President

11

EXHIBIT 1.1

TO PLEDGE AND SECURITY AGREEMENT

BETWEEN

SPIRIT OF AMERICA INVESTMENT FUND, INC.

AND

THE HUNTINGTON NATIONAL BANK

PARTICIPATING FUNDS

Fund	Investment Adviser	Date Added
Spirit of America Real Estate Income and Growth Fund	Spirit of America Management Corp.	May 28, 2013
Spirit of America Large Cap Value Fund	Spirit of America Management Corp.	May 28, 2013
Spirit of America Municipal Tax Free Bond Fund	Spirit of America Management Corp.	May 28, 2013
Spirit of America Income Fund	Spirit of America Management Corp.	May 28, 2013
Spirit of America Energy Fund	Spirit of America Management Corp.	July 14, 2014
Spirit of America Utilities Fund	Spirit of America Management Corp	January 30, 2023

SPIRIT OF AMERICA INVESTMENT
TRUST, INC. on behalf of the Funds
“Borrower”

By:	EXHIBIT
Name: David Lerner
Title: President

THE HUNTINGTON NATIONAL
BANK, “Bank”

By:	EXHIBIT
Name: Michael Felix
Title: Senior Vice President

1

ANNEX 1

TO PLEDGE AND SECURITY AGREEMENT

BETWEEN

SPIRIT OF AMERICA INVESTMENT FUND, INC.

AND

THE HUNTINGTON NATIONAL BANK

CONTROL AGREEMENT

This Control Agreement (this “Agreement”), dated March 1, 2026, is by and among SPIRIT OF AMERICA INVESTMENT FUND, INC., a Maryland corporation (the “Borrower”) executing this Agreement on behalf of itself and on behalf of those investment series set forth in Exhibit A (the “Funds” and each, a “Fund”), THE HUNTINGTON NATIONAL BANK, a national bank (“Bank”), and ARGENT INSTITUTIONAL TRUST COMPANY, (the “Custodian”).

WHEREAS, the Borrower and the Custodian are parties to a certain Custody Agreement(s) whereunder Custodian holds custody of various assets of Borrower, which include the Collateral Account(s), as defined and listed below; and

WHEREAS, the Borrower and Bank have entered into the Pledge Agreement dated as of March 1, 2026; and

WHEREAS, Bank, the Borrower and the Custodian are entering into this Agreement to provide for Bank’s control of the Collateral Account(s) and the financial assets and other property held in the Collateral Account(s).

NOW THEREFORE, for valuable consideration, the parties hereto agree as follows:

1.            Establishment of Collateral Account(s). The Custodian hereby confirms and agrees that:

1.1          Custodian has established the following account(s) (the “Collateral Account(s)”), in the name of the Borrower.

Fund	Collateral Account Numbers
Spirit of America Real Estate Income and Growth Fund	15040000357
Spirit of America Large Cap Value Fund	15040000367
Spirit of America Municipal Tax Free Bond Fund	15040000337
Spirit of America Income Fund	15040000347
Spirit of America Energy Fund	15040000664
Spirit of America Utilities Fund	15040003113

1.2          The Custodian is, and at all times hereafter will be, acting in the capacity of “Securities Intermediary” (as such term is defined in Article 8 of the Uniform Commercial Code

2

as adopted by the State of Ohio (the “UCC”)) in respect of all Securities or other property credited to the Collateral Account(s).

1.3         All securities or other property underlying any financial assets credited to the Collateral Account(s) shall be registered in the name of the Custodian or its nominee, indorsed to the Custodian or in blank and in no case, will any financial asset credited to a Collateral Account be registered in the name of the Borrower, payable to the order of the Borrower or specially indorsed to the Borrower except to the extent the foregoing have been specially indorsed to the Custodian or in blank.

2.	Collateral Account Control.

2.1          Bank Security Interest. The Borrower has granted Bank a security interest in the Collateral and Collateral Account(s).

2.2         Control. Custodian will comply with the entitlement order(s) (as defined in the UCC) or other instruction(s) received from the Borrower until Custodian receives a written notice from Bank instructing Custodian that Bank is exercising its right to exclusive control over the Collateral Account(s). Such notice, which shall be substantially in the form attached hereto as Exhibit B, is referred to herein as a “Notice of Exclusive Control”. After Custodian receives a Notice of Exclusive Control and Custodian has a reasonable time to act thereon, Custodian shall thereafter comply only with the entitlement order(s) (as defined in the UCC) or other instruction(s) received from Bank with respect to the Collateral and the Collateral Account(s) without further consent of Borrower or any other Person. If the Custodian receives conflicting entitlement orders or instructions from the Borrower and the Bank, the Custodian shall follow the instructions or entitlement orders originated by the Bank.

3.	Limited Responsibility of Custodian.

3.1         The Custodian shall have no responsibility or liability to Bank for complying with entitlement orders or other instructions originated by the Borrower concerning the Collateral Account(s) or any Collateral, prior to Custodian receiving a Notice of Exclusive Control and Custodian having had a reasonable time to act thereon.

3.2          The Custodian shall have no responsibility or liability to the Borrower, for complying with a Notice of Exclusive Control or complying with entitlement orders or other instructions originated by Bank concerning the Collateral Accounts or any Collateral. The Custodian shall have no duty to investigate or make any determination as to whether any entitlement order or Notice of Exclusive Control is appropriate whether or not the Borrower may allege that such entitlement order or Notice of Control is inappropriate. Upon Bank issuing a Notice of Exclusive Control, the Borrower agrees not to issue any request or instructions to Custodian to make trades of securities held in the Collateral Account(s) or to transfer or withdraw any financial assets, cash or other property from the Collateral Account(s) without the prior written consent of Bank.

3.3         Notwithstanding any provision contained herein or in any other document or instrument to the contrary, Custodian shall not be liable for any action taken or omitted to be taken at the instruction of Bank or the Borrower, as applicable, or any action taken or omitted to

3

be taken under or in connection with this Agreement, except for Custodian’s own gross negligence or willful misconduct in carrying out such instructions.

4.            Distributions; Tax Reporting. Custodian or its agent shall credit to the Borrower’s custodial account(s) all interest, dividends and other income received by Custodian on the Collateral, unless Custodian has received a Notice of Exclusive Control and has had a reasonable time to act thereon. All items of income, gain, expense and loss recognized in the Collateral Account(s) shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of Borrower.

5.            Duties and Services of Custodian.

5.1        The Custodian shall have no duties, obligations, responsibilities or liabilities with respect to the Collateral or the Collateral Account(s) except as and to the extent expressly set forth in this Agreement (and as between the Borrower and Custodian the Custody Agreement), and no implied duties of any kind shall be read into this Agreement against Custodian including, without limitation, the duty to preserve, exercise or enforce rights in the Collateral and Collateral Account(s).

5.2         Instructions under this Agreement from the Borrower’s authorized representative given in accordance with the terms of the Custody Agreement shall also constitute proper instructions under the Custody Agreement.

5.3          Bank agrees to provide to Custodian, on Exhibit C attached hereto, the names and signatures of authorized parties who may give written notices, instructions or entitlement orders concerning the Collateral Account(s).

5.4          Notwithstanding anything to the contrary in this Agreement, Bank and the Borrower hereby further acknowledge and agree that any Collateral issued outside the United States (“Foreign Security System Assets”) which may be held by Custodian, a sub-custodian within Custodian’s network of sub-custodians (each a “Sub-Custodian”) or a depository or book-entry system for the central handling of securities and other financial assets in which Custodian or the Sub-Custodian are participants may not permit the Borrower to have a security entitlement under the UCC with respect to such Foreign Security System Assets (and such property shall be deemed for purposes of this Agreement not to be a financial asset held within the Collateral Account(s)). The parties hereby further acknowledge that Custodian gives no assurance that a security entitlement is created under the UCC with respect to any assets held in Euroclear or Clearstream Banking or their successors.

6.	Indemnification of the Custodian.

6.1          The Borrower and Bank hereby agree that Custodian is released from any and all liabilities to the Borrower and Bank arising from the terms of this Agreement and the compliance of Custodian with the terms hereof, except to the extent that such liabilities arise directly from Custodian’s gross negligence or willful misconduct. In no event shall Custodian be liable under this Agreement to the Borrower or Bank or any Person claiming by through or under the Borrower or Bank for consequential or special damages, even if Custodian has been advised

4

of the possibility or likelihood of such damages. This provision shall survive the termination of this Agreement.

6.2         As between the Borrower and Custodian, Custodian shall be and remains entitled to all of the rights, indemnities, powers, and protections in its favor under the Custody Agreement, which shall apply fully to Custodian’s actions and omissions hereunder. This provision shall survive the termination of this Agreement. In addition to such the rights, indemnities, powers, and protections set forth in the Custody Agreement, Borrower hereby agrees to hold harmless, indemnify, and defend Custodian, and its affiliates, successors, assigns, officers, directors, employees, and agents, against all losses, liabilities, claims, litigation, demands, suits, costs (including reasonable attorneys’ fees), disbursements, or expenses incurred as a result of the assertion of any claim by any Person or entity arising out of or otherwise arising from or in connection with or related to this Agreement, including any that may be incurred in performing its duties or responsibilities pursuant to the terms of this Agreement, except to the extent the losses, liabilities, claims, litigation, demands, suits, costs, disbursements, or expenses are a direct result of Custodian’s gross negligence or willful misconduct.

6.3          As between Custodian and Bank, Bank will hold harmless, indemnify, and defend Custodian, and its affiliates, successors, assigns, officers, directors, employees, and agents, against all losses, liabilities, claims, litigation, demands, suits, costs, disbursements, or expenses arising out of entitlement orders and any other instructions given by Bank to Custodian under this Agreement or actions taken by Custodian in compliance with entitlement orders originated by Bank, or otherwise following instructions of Bank hereunder, including reasonable attorneys’ fees and disbursements, except to the extent the losses, liabilities, claims, litigation, demands, suits, costs, disbursements, or expenses are a direct result of Custodian’s gross negligence or willful misconduct. This provision shall survive the termination of this Agreement.

7.            Custodian Representations. The Custodian agrees and confirms, as of the date hereof, and at all times until the termination of this Agreement that it has not entered into, and until the termination of this Agreement will not enter into, any agreement (other than the Custody Agreement and any sub-custodian agreements in connection therewith) with any other Person or entity relating to the Collateral or the Collateral Account(s) under which it has agreed to comply with entitlement orders (as defined in Section 8-102 of the UCC) of such other Person or entity.

8.            Access To Reports. The Custodian will provide access to Bank to view statements of the holdings report of the Collateral Account(s) which is updated on daily basis; provided, however, that Custodian’s failure to provide access to Bank to shall not give rise to any liability hereunder.

9.            Fees and Expenses of Custodian. In addition to the terms of the Custody Agreement, the Borrower hereby agrees to pay and reimburse Custodian for any advances, costs, expenses (including, without limitation, reasonable attorney’s fees and costs) and disbursements that may be paid or incurred by Custodian in connection with this Agreement or the arrangement contemplated hereby, including any that may be incurred in performing its duties or responsibilities pursuant to the terms of this Agreement. This provision shall survive the termination of this Agreement.

5

10.          Liens; Advances; Right of Offset. Any fees, expenses or other amounts that may be owing to Custodian from time to time pursuant to the terms hereof or of the Custody Agreement shall be secured by any lien, encumbrance and other rights that Custodian may have under the Custody Agreement or applicable law; and Custodian shall be entitled to exercise such rights and interests against the Collateral and Collateral Account(s) in accordance with the terms of the Custody Agreement. Without limiting the generality of the foregoing, Bank furthermore agrees that (a) if Custodian, at its option without any liability or obligation to do so, advances cash or investments to the Collateral Account(s) for any purpose (including but not limited to securities settlements, foreign exchange contracts, assumed settlement or account overdraft) for the benefit of the Borrower, any property at any time held pursuant to this Agreement shall be security therefor and, should Borrower fail to repay Custodian promptly, Custodian shall be entitled to utilize available cash and/or to liquidate assets in the Collateral Account(s) to the extent necessary to obtain reimbursement; and (b) Custodian shall be entitled to utilize available cash and/or to liquidate assets in the Collateral Account(s) for the payment of fees, cost and expenses owing to Custodian with respect to the Collateral Account(s), and all costs and expenses that may be paid or incurred by Custodian in connection with this Agreement, including, without limitation, any that may be incurred in performing Custodian’s duties under this Agreement pertaining to instructions or entitlement orders or a Notice of Exclusive Control issued by Bank.

11.          Notices. Any notice, instruction or other instrument required to be given hereunder requests and demands to or upon the respective parties hereto shall be in writing and may be sent by hand, or by facsimile transmission, or delivery by any recognized delivery service, prepaid or, by certified or registered mail, postage prepaid, and addressed as follows, or to such other address as any party may hereafter notify the other respective parties hereto in writing; provided, however, that any notice to the Custodian shall not be deemed to be given until received by it:

(a)	If to Custodian, then:

Argent Institutional Trust Company

5901 Peachtree Dunwoody Road

Suite C495

Atlanta, GA 30328

Attention: Legal Department

(b)	If to Bank, then:

The Huntington National Bank

45 North Pennsylvania Street

INHP22

Indianapolis, IN 46204

Attn: Michael Felix

Tel: 317-687-2440

Email: Michael.Felix@Huntington.com

6

(c)	If to Borrower, then:

Spirit of America Investment Fund, Inc.

477 Jericho Turnpike

PO Box 9006

Syosset, NY 11791

Attention: Alan P. Chodosh

Tel: 516-390-5525

Email: apchodosh@davidlerner.com

with a copy to:

Thomas Westle, Esq.

Blank Rome LLP

405 Lexington Avenue
New York, NY 10174

12.          Amendment. No amendment or modification of this Agreement will be effective unless it is in writing and signed by each of the parties hereto. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but such counterparts together shall constitute one and the same instrument.

13.          Termination. This Agreement shall continue in effect until Bank has notified Custodian in writing that this Agreement or its interest in the Collateral Account(s) is terminated. Upon receipt of such notice, Bank shall have no further right to originate instructions with respect to the Collateral or Collateral Account(s) and any previous Notice of Exclusive Control delivered by the Bank shall be deemed to be of no further force and effect.

14.          Severability. In the event any provision of this Agreement is held illegal, void or unenforceable, the remainder of this Agreement shall remain in effect.

15.          Successors; Assignment. This Agreement shall be binding upon the parties hereto and their respective successors and assigns. No party may assign or transfer any of its rights or obligations hereunder without the prior written consent of the other parties hereto.

16.          Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without giving effect to the conflict of law provisions thereof and the jurisdiction of Custodian for purposes of this Agreement shall be the State of Ohio. The Borrower and Bank agree that the state and federal courts in Franklin County, Ohio or any other court in which Custodian initiates proceedings have exclusive jurisdiction over all matters arising out of this Agreement, and that service of process in any such proceeding shall be effective if mailed to the Borrower or Bank at its addresses described in the Notices section of this Agreement. EACH OF THE PARTIES HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY OTHER PARTY ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

7

17.           Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but such counterparts together shall constitute one and the same instrument.

18.           Headings. Any headings appearing on this Agreement are for convenience only and shall not affect the interpretation of any of the terms of this Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Agreement under their respective seals as of the date first written above.

ARGENT INSTITUTIONAL TRUST
COMPANY, as Custodian

By:	EXHIBIT
Name: Luke McCabe
Title: Managing Director
Its duly authorized officer

THE HUNTINGTON NATIONAL
BANK, as Bank

By:	EXHIBIT
Name: Michael Felix
Title: Senior Vice President
Its duly authorized officer

SPIRIT OF AMERICA INVESTMENT
FUND, INC., on behalf of the Funds, as
Borrower

By:	EXHIBIT
Name: David Lerner
Title: President
Its duly authorized officer

8

Exhibit A

To the

Control Agreement

Participating Funds

Spirit of America Real Estate Income and Growth Fund
Spirit of America Large Cap Value Fund
Spirit of America Municipal Tax Free Bond Fund
Spirit of America Income Fund
Spirit of America Energy Fund
Spirit of America Utilities Fund

9

Exhibit B

[Bank letterhead]

Argent Institutional Trust Company

5901 Peachtree Dunwoody Road

Suite C495

Atlanta, GA 30328

Attention: Legal Department

NOTICE OF EXCLUSIVE CONTROL

We hereby instruct you pursuant to the terms of that certain Control Agreement dated as of March 1, 2026 (as from time to time amended and supplemented, the “Control Agreement”) among the undersigned, The Huntington National Bank (together with its successors and assigns), Spirit of America Investment Fund, Inc. (the “Borrower”) and you, as Custodian, that you (i) shall not follow any instructions or entitlement orders of Borrower in respect of the Collateral Account(s) or the Collateral assets held by you for Borrower (as each such capitalized term is defined in the Control Agreement), and (ii) unless and until otherwise expressly instructed by the undersigned, Custodian shall exclusively follow the entitlement orders and instructions of the undersigned in respect of the Collateral Account(s) or the Collateral Account(s) assets.

Very truly yours,

THE HUNTINGTON NATIONAL BANK

By:	EXHIBIT
Authorized Signatory

cc:	Spirit of America Investment Fund, Inc. Spirit of America Management Corp.

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Exhibit C

[Bank letterhead]

Argent Institutional Trust Company

5901 Peachtree Dunwoody Road

Suite C495

Atlanta, GA 30328

Attention: Legal Department

The Huntington National Bank, (the “Bank”), hereby certifies that the Persons whose names appear below are authorized to act on its behalf, including the authorization to give instructions, with respect to the Control Agreement among the undersigned, The Huntington National Bank (together with its successors and assigns), Spirit of America Investment Fund, Inc. (the “Borrower”) and you, as Custodian, dated as of March 1, 2026. The Bank further certifies that the true signature of each such Person is set forth below opposite his/her name, and that Custodian may rely upon this certificate until such time as it receives another certificate bearing a later date and has had a reasonable opportunity to act thereon.

NAME	SIGNATURE
Michael Felix
Andrew Cardien
Jonathan Ericksen

THE HUNTINGTON NATIONAL BANK

BY:

TITLE:

DATE:

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APPENDIX B

TO REVOLVING CREDIT AGREEMENT

BETWEEN

SPIRIT OF AMERICA INVESTMENT FUND, INC.

AND

THE HUNTINGTON NATIONAL BANK

AUTHORIZATION LETTER

March 1, 2026

Michael Felix

The Huntington National Bank

45 North Pennsylvania Street

INHP22

Indianapolis, IN 46204

Ladies and Gentlemen:

This letter will serve as a notification that Spirit of America Investment Fund, Inc. (the “Borrower”) and Spirit of America Management Corp. (the “Investment Adviser”) have the power and authority to request and enter into borrowings on behalf of those investment series set forth on Exhibit 1.1 (the “Funds” and each a “Fund) pursuant to that certain Credit Agreement between the Borrower and The Huntington National Bank dated as of even date herewith (“Credit Agreement”). The Borrower is the Borrower referenced in the Credit Agreement. The Adviser is the investment adviser for the Borrower registered under the Investment Advisers Act of 1940 with SEC registration number 801-54782.

The Borrower and the Investment Adviser hereby expressly authorize Argent Institutional Trust Company (the “Custodian”) as the Borrower’s designated representative on behalf of the Funds, without any further oral or written instruction, (a) to request advances from The Huntington National Bank (the “Bank”) under the Credit Agreement for the purposes set forth therein on each occasion where a Fund has daily cash needs in excess of the amount of cash then available in the Fund’s Trust Custody Account, and (b) to immediately apply when available the cash held by the Custodian on behalf of the Fund to the repayment of principal and interest of the amounts due by the Fund under the Credit Agreement.

The Borrower and the Investment Adviser hereby acknowledge and agree that all securities of a Fund are to be pledged as security for any and all advances made to the Fund under the Credit Agreement pursuant to the terms of the Pledge and Security Agreement to be entered into between the Bank and the Borrower (the Pledge Agreement”) and upon the delivery of a Report of Pledged Securities to the Bank. The Borrower and the Investment Adviser hereby authorize and direct the

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Custodian to execute on behalf of the Fund, a Report of Pledged Securities granting to the Bank a security interest in securities owned by the Fund in an amount equal to the Loan.

Notwithstanding the authority granted to the Custodian in this Authorization Letter, the Borrower and the Investment Adviser shall be at all times responsible for ensuring that the borrowings made by a Fund under the Credit Agreement do not violate the Investment Company Act of 1940 or any of the rules and regulations thereunder. A Fund shall from time to time promptly inform the Custodian of any applicable limitations, restrictions and/or prohibitions on borrowings by the Fund under any agreement binding upon or affecting the Fund.

Nothing in this Authorization Letter shall obligate the Custodian to request any advances under the Credit Agreement. To the extent that the Custodian takes any actions contemplated by this Authorization Letter, the Custodian shall be held to the exercise of reasonable care and shall be without liability to a Fund for any loss, damage, cost, expense (including attorneys’ fees and disbursements), liability or claim unless arising from the gross negligence, bad faith or willful misconduct of the Custodian. The Custodian shall not be under any obligation at any time to ascertain whether a Fund is in compliance with the Investment Company Act of 1940, the rules and regulations thereunder, any other laws, rules or regulations applicable to the Borrower or the Fund, the provisions of the Borrower’s charter documents or by-laws, or the Fund’s investment objectives and policies as then in effect.

Nothing contained in this Agreement shall be deemed to modify or amend the Custody Agreement in effect between the Custodian and the Borrower. The obligations and liabilities of the Bank and the Borrower shall be as set forth in the Credit Agreement and related loan documents.

The Borrower and the Investment Adviser hereby expressly authorize the Bank to act upon the oral and/or written instructions of the Custodian as the Funds’ authorized designated representative, in making advances to the Fund under the Credit Agreement. The authorizations and designations set forth in this Authorization Letter shall remain in force as to a Fund until delivery to the Custodian and the Bank of written notice by Borrower revoking such authorizations and designations.

SIGNATURE PAGE TO FOLLOW

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Sincerely yours,

Spirit of America Investment Fund, Inc.

By:	EXHIBIT
Name: David Lerner
Title: President

Spirit Of America Management Corp.

By:	EXHIBIT
Name: David Lerner
Title: President

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Exhibit 1.1

To the

Authorization Letter

Participating Funds

Date: March 1, 2026

Spirit of America Real Estate Income and Growth Fund
Spirit of America Large Cap Value Fund
Spirit of America Municipal Tax Free Bond Fund
Spirit of America Income Fund
Spirit of America Energy Fund
Spirit of America Utilities Fund

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